Exhibit 10.3

Execution Version

AMENDED AND RESTATED

CANADIAN GUARANTEE AND COLLATERAL AGREEMENT

made by

MATTHEWS EQUIPMENT LIMITED

and certain of its Subsidiaries,

in favour of

JPMORGAN CHASE BANK, N.A.,

as Agent

Dated as of June 2, 2025

(i)

SECTION 7	THE AGENT	38
7.1	Agent’s Appointment as Attorney-in-Fact, etc.	38
7.2	Duty of Agent	40
7.3	Financing Statements	40
7.4	Authority of Agent	41
7.5	Right of Inspection	41

SECTION 8	NON-LENDER SECURED PARTIES	41
8.1	Rights to Collateral	41
8.2	Appointment of Agent	42
8.3	Waiver of Claims	43
8.4	[Reserved]	43
8.5	Release of Liens; Rollover Hedge Providers	43

SECTION 9	MISCELLANEOUS	43
9.1	Amendments in Writing	43
9.2	Notices	44
9.3	No Waiver by Course of Conduct; Cumulative Remedies	44
9.4	Enforcement Expenses; Indemnification	44
9.5	Successors and Assigns	45
9.6	Set-Off	45
9.7	Counterparts	45
9.8	Severability	45
9.9	Section Headings	46
9.10	Integration	46
9.11	GOVERNING LAW	46
9.12	Submission to Jurisdiction; Waivers	46
9.13	Acknowledgments	47
9.14	WAIVER OF JURY TRIAL	47
9.15	Additional Grantors	47
9.16	Releases	47
9.17	Judgment	49
9.18	Release of Liens; Rollover Issuing Lenders	49
9.19	Attachment of Security Interest	49
9.20	Amalgamation	49
9.21	Amendment and Restatement	50

SCHEDULES

1	Notice Addresses of Guarantors
2	Pledged Securities
3	Perfection Matters
4	Jurisdiction of Organization, Certain Addresses and Locations of Collateral
5	Intellectual Property
6	Contracts
7	[Reserved]

(ii)

ANNEXES

1	Assumption Agreement

(iii)

AMENDED AND RESTATED

CANADIAN GUARANTEE AND COLLATERAL AGREEMENT

AMENDED AND RESTATED CANADIAN GUARANTEE AND COLLATERAL AGREEMENT, dated as of June 2, 2025, made by MATTHEWS EQUIPMENT LIMITED, an Ontario corporation (together with its successors and assigns, “Matthews”), and certain of its Subsidiaries in favour of JPMORGAN CHASE BANK, N.A., as agent (in such capacity, and together with its successors and assigns in such capacity, the “Agent”) for the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among Herc Holdings Inc. (“Holdings”), the U.S. Subsidiary Borrowers from time to time party thereto (together with Holdings, the “U.S. Borrowers”), Matthews, as a Canadian Borrower (and together with the U.S. Borrowers, the “Borrowers”), JPMorgan Chase Bank, N.A., as Agent, and the other parties party thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, Matthews, together with any other Canadian Borrower or Subsidiary of a Canadian Borrower that becomes a party hereto from time to time (it being understood that no Excluded Subsidiary shall be required to be or become a party hereto) (all of the foregoing are collectively referred to as the “Grantors”), are members of an affiliated group of companies that includes Holdings and the other Borrowers;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Agent (i) has entered into a Pari Passu Intercreditor Agreement with Wells Fargo Bank, National Association, as administrative agent under the Term Loan Credit Agreement, dated as of the date hereof, and acknowledged by the Borrowers and certain Restricted Subsidiaries of Holdings (as amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Section 9.1 hereof), the “Pari Passu Intercreditor Agreement”) and (ii) may enter into one or more other Acceptable Intercreditor Agreements from time to time;

WHEREAS, the Borrowers and the Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Grantors shall execute and deliver this Agreement to the Agent for the benefit of the Secured Parties; and

WHEREAS, the requisite parties to the Canadian Guarantee and Collateral Agreement, dated as of July 31, 2019, made by Matthews and certain of its Subsidiaries in favour of Bank of America, N.A., as agent for the Secured Parties (as supplemented by that certain Assumption Agreement, dated as of March 22, 2021, and as amended by that certain Amendment No. 1 to Canadian Guarantee and Collateral Agreement, dated as of March 22, 2021, the “Existing Guarantee and Collateral Agreement”), along with the parties hereto have agreed to amend and restate the Existing Guarantee and Collateral Agreement in the form hereof on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Agent, for the benefit of the Secured Parties, as follows:

SECTION 1 DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms that are defined in the PPSA (as defined below and as in effect on the date hereof) are used herein as so defined: Chattel Paper, Documents of Title, Electronic Chattel Paper, Equipment, Intangibles and Money.

(b) The following terms shall have the following meanings:

“Accounts”: all accounts (as defined in the PPSA) of each Grantor, including, without limitation, all Accounts (as defined in the Credit Agreement) and all Accounts Receivable of such Grantor, but in any event, excluding all Accounts that have been sold or otherwise transferred (and not transferred back to a Grantor) in connection with a Securitization Transaction.

“Accounts Receivable”: any right to payment for goods sold or leased or for services rendered, which is not evidenced by an instrument (as defined in the PPSA) or Chattel Paper.

“Adjusted Net Worth”: as to any Grantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Grantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, or pursuant to its guarantee with respect to any Indebtedness then outstanding pursuant to Section 8.1 of the Credit Agreement) on such date.

“Agent”: as defined in the preamble.

“Agreement”: this Amended and Restated Canadian Guarantee and Collateral Agreement, as the same may be amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time.

“Applicable Collateral Agent”: as defined in the Pari Passu Intercreditor Agreement.

“Applicable Law”: as defined in Section 9.8 hereto.

“Bank Products Affiliate” shall mean any Lender Counterparty to which any Designated Bank Products Obligations are owed.

“Bankruptcy Case”: (i) Holdings or any of its Significant Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, receiver-manager, interim receiver, monitor, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings or any of its Significant Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holdings or any of its Significant Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

“Borrower Obligations”: with respect to any Canadian Borrower, the Obligations (as defined in the Credit Agreement) of such Borrower. With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Borrower Obligations guaranteed by such Guarantor shall not include any such Excluded Borrower Obligation.

“Borrowers”: as defined in the recitals.

“Canadian Borrower”: means Matthews and any other Person that becomes a Canadian Borrower under the Credit Agreement.

“Canadian Recordable Intellectual Property”: as defined in Section 4.2.6.

“Canadian Subsidiary”: any Subsidiary of Holdings that is organized under the Laws of Canada or any province or territory thereof.

“CFTC”: the Commodity Futures Trading Commission or any successor to the Commodity Futures Trading Commission.

“Collateral”: as defined in Section 3.

“Collateral Account Bank”: any bank that is the Agent, a Lender, an Affiliate of the Agent or a Lender or another depository institution reasonably acceptable to the Applicable Collateral Agent, as selected by the relevant Grantor.

“Collateral Proceeds Account”: a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Applicable Collateral Agent for the benefit of the Secured Parties.

“Collateral Representative”: (i) with respect to the Pari Passu Intercreditor Agreement, the Applicable Collateral Agent and (ii) if any other Acceptable Intercreditor Agreement is executed, the Person acting as representative for the Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. §1 et. seq.), as in effect from time to time, or any successor statute.

“Contracts”: with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof (except for contracts listed on Schedule 6), to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Copyright Licenses”: with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Canadian copyright of such Grantor, other than agreements with any Person who is an Affiliate or a Restricted Subsidiary of Holdings or such Grantor, including, without limitation, any material license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian copyrights, whether or not the underlying works of authorship have been published or registered, all Canadian copyright registrations and copyright applications, including, without limitation, any copyright registrations listed on Schedule 5, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Credit Agreement”: as defined in the recitals.

“Deposit Accounts”: as defined in Section 3.1(g).

“Dollars” and “$”: means the lawful money of the United States of America.

“Excluded Assets”: as defined in Section 3.3.

“Excluded Borrower Obligation”: as defined in the definition of “Borrower Obligations”.

“Excluded Obligation”: as defined in the definition of “Guarantor Obligations”.

“Existing Guarantee and Collateral Agreement”: as defined in the recitals.

“Foreign Intellectual Property”: any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than Canada or any political subdivision thereof.

“General Fund Account”: the general fund account of the relevant Grantor established at the same office of the Collateral Account Bank as the Collateral Proceeds Account.

“Grantors”: as defined in the recitals.

“Guarantor Obligations”: with respect to any Guarantor, the Borrower Obligations guaranteed by such Guarantor pursuant to Section 2. With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (together with the Excluded Borrower Obligation, the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Guarantor Obligations of such Guarantor shall not include any such Excluded Obligation.

“Guarantors”: the collective reference to each Grantor.

“Holdings”: as defined in the preamble.

“Industrial Design License”: with respect to any Grantor, all written agreements, now or hereafter in effect with any third party, granting any right to make, use or sell any Industrial Design, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any Industrial Design, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement including, without limitation, the license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Industrial Designs”: all of the following, now owned or hereafter acquired by any Grantor: (a) all industrial designs, design patents and other designs that the Grantor now or hereafter owns or uses in Canada, including but not limited to all industrial designs, design patents and other designs listed on Schedule 5 hereto and all renewals and extensions thereof, (b) all registrations and recordings thereof and all applications that have been or shall be made or filed in Canada or other political subdivision thereof and all records thereof and all reissues, extensions or renewals thereof, and (c) all common law and other rights in the above.

“Instruments”: has the meaning specified in the PPSA, but excluding the Pledged Securities.

“Intellectual Property”: with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks, Trademark Licenses, Industrial Designs and Industrial Design Licenses.

“Intercompany Note”: with respect to any Grantor, any promissory note in a principal amount in excess of $10,000,000 evidencing loans made by such Grantor to Holdings, any Borrower or any Restricted Subsidiary that is not a Grantor.

“Intercreditor Agreements”: (a) the Pari Passu Intercreditor Agreement and (b) any other Acceptable Intercreditor Agreement that may be entered into in the future by the Agent and acknowledged by the Borrowers and the Grantors (each as amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Section 9.1 hereof)) (upon and during the effectiveness thereof).

“Inventory”: with respect to any Grantor, all inventory (as defined in the PPSA) of such Grantor, including, without limitation, all Inventory (as defined in the Credit Agreement) of such Grantor.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in the PPSA and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Issuers”: the collective reference to the Persons identified on Schedule 2 as the issuers of Pledged Stock, together with any successors to such companies (including, without limitation, any successors contemplated by Section 8.5 of the Credit Agreement).

“Non-Lender Secured Parties”: the collective reference to all Lender Counterparties and all successors, assigns, transferees and replacements thereof.

“Obligations”: (i) in the case of a Canadian Borrower, its Borrower Obligations and its Guarantor Obligations and (ii) in the case of each other Guarantor, its Guarantor Obligations.

“Pari Passu Intercreditor Agreement”: as defined in the recitals.

“Patent Licenses”: with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Canadian patent, patent application, or patentable invention other than agreements with any Person who is an Affiliate or a Restricted Subsidiary of Holdings or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, all patents and patent applications identified in Schedule 5, and including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in Canada and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Pledged Collateral”: as to any Pledgor, the Pledged Securities now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.

“Pledged Notes”: with respect to any Pledgor, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor.

“Pledged Securities”: the collective reference to Pledged Notes and Pledged Stock.

“Pledged Stock”: with respect to any Pledgor, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock required to be pledged by such Pledgor pursuant to Section 7.16 of the Credit Agreement, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect, in each case, unless and until such time as the respective pledge of such Capital Stock under this Agreement is released in accordance with the terms hereof and the Credit Agreement; provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) any of the Capital Stock of a Subsidiary of a Foreign Subsidiary (other than a Subsidiary organized under the laws of the United States), (ii) de minimis shares of a Foreign Subsidiary (other than a Subsidiary organized under the laws of the United States) held by any Pledgor as a nominee or in a similar capacity, (iii) any of the Capital Stock of any Unrestricted Subsidiary and (iv) without duplication, any Excluded Assets.

“Pledgor”: each Canadian Borrower (with respect to Pledged Stock of the entities listed on Schedule 2 under the name of such Borrower and all other Pledged Collateral of such Borrower) and each other Grantor (with respect to Pledged Securities held by such Grantor and all other Pledged Collateral of such Grantor).

“PPSA”: means the Personal Property Security Act (Ontario), including the regulations thereto, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security as in effect in a jurisdiction other than Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Proceeds”: all “proceeds” as such term is defined in the PPSA and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Restrictive Agreements”: as defined in Section 3.3(c).

“Security Collateral”: with respect to any Grantor, means, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Grantor.

“Specified Asset”: as defined in Section 4.2.2(b).

“STA”: the Securities Transfer Act, 2006 (Ontario), including the regulations thereto, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the securities transfers legislation or other applicable legislation with respect to the transfer of securities as in effect in a jurisdiction other than Ontario, “STA” means the Securities Transfer Act or such other applicable legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Term Loan Agent”: Wells Fargo Bank, National Association, in its capacity as administrative agent under the Term Loan Credit Agreement.

“Trade Secret Licenses”: with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Canadian trade secrets, including, without limitation, know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Restricted Subsidiary of Holdings or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark Licenses”: with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Canadian trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person who is an Affiliate or a Restricted Subsidiary of Holdings or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations, and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements or dilutions thereof), and (iii) all other rights corresponding thereto in Canada and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in Canada, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“ULC” means an unlimited company incorporated or otherwise existing under the Companies Act (Nova Scotia), an unlimited liability company incorporated or otherwise existing under the Business Corporations Act (British Columbia), an unlimited liability corporation incorporated or otherwise existing under the Business Corporations Act (Alberta) or any similar entity whose shareholders have unlimited liability incorporated or otherwise existing under any law of any jurisdiction of Canada.

“ULC Law” means the Companies Act (Nova Scotia), the Business Corporations Act (British Columbia), the Business Corporations Act (Alberta) or any law of any jurisdiction of Canada which provides for the incorporation or other formation of a ULC.

“ULC Shares” means Pledged Stock which consist of shares in the capital stock or other equity interests of any entity which is ULC.

“U.S. Borrowers”: as defined in the recitals.

1.2 Other Definitional Provisions.

(a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Annex references are to this Agreement unless otherwise specified. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”. Unless otherwise expressly provided herein, any definition of or reference to any agreement (including this

Agreement and the other Loan Documents), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, supplemented, waived or otherwise modified from time to time (subject to any restrictions on such amendments, supplements, waivers or modifications set forth herein).

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Grantor shall refer to such Grantor’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d) All references in this Agreement to any of the property described in the definition of the term “Collateral” or “Pledged Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

SECTION 2 GUARANTEE

2.1 Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the applicable Secured Parties, the prompt and complete payment and performance by each U.S. Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such U.S. Borrower owed to the applicable Secured Parties, and (ii) each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the applicable Secured Parties, the prompt and complete payment and performance by each Canadian Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Canadian Borrower owed to the applicable Secured Parties.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal, provincial and territorial laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in the following Section 2.2 be included as an asset of the applicable Guarantor in determining the maximum liability of such Guarantor hereunder.

(c) Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Agent or any other Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all the Loans, all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Letter of Credit Issuer) and all Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to another Guarantor), or, if such Guarantor is not Holdings, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary, in each case that is permitted under the Credit Agreement and (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary in accordance with the Credit Agreement.

(e) No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of each Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earliest to occur of (i) the first date on which all the Loans and all other Borrower Obligations then due and owing, are paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Letter of Credit Issuer) and all Commitments are terminated, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to another Guarantor), or, if such Guarantor is not Holdings, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary, in each case that is permitted under the Credit Agreement and (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary in accordance with the Credit Agreement.

2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the other Secured Parties, and each Guarantor shall remain liable to the Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any other Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the other Secured Parties by the Borrowers on account of the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding and all Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any Letter of Credit shall remain outstanding (and shall not have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Letter of Credit Issuers) or any of the Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Agent may determine.

2.4 Amendments, etc. with respect to the Obligations. To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Agent or any other Secured Party may be rescinded by the Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders or the applicable Lenders(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. None of the Agent or any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim alleging breach of a contractual provision of any of the Loan Document) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Borrowers against the Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, taking, or release of Security Collateral, (e) any change in the structure or existence of any of the Borrowers, (f) any application of Security Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Agent or any other Secured Party with respect thereto, including, without limitation: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any of the Borrowers or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by the Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim, in Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Agent’s office specified in Section 14.8 of the Credit Agreement or such other address as may be designated in writing by the Agent to such Guarantor from time to time in accordance with Section 14.8 of the Credit Agreement.

SECTION 3 GRANT OF SECURITY INTEREST

3.1 Grant. Each Grantor hereby assigns, grants, hypothecates and pledges, subject to existing licenses to use the Copyrights, Patents, Trademarks, Industrial Designs and Trade Secrets granted by such Grantor in the ordinary course of business, to the Agent, for the benefit of the Secured Parties, a security interest in all of the present and future, assets, undertaking, property and Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in Section 3.3. The term “Collateral”, as to any Grantor, means all of such Grantor’s present and after-acquired personal property including, without limitation, the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in Section 3.3:

(a) all Accounts;

(b) all Money (including all cash);

(c) all Cash Equivalents;

(d) all Chattel Paper;

(e) all Contracts (including contracts with any “qualified intermediaries” with respect to any “Like-Kind Exchange”);

(f) all demand, time, savings, passbook or similar account maintained with a bank (collectively, the “Deposit Accounts”);

(g) all Documents of Title;

(h) all Equipment;

(i) all Intangibles;

(j) all Instruments;

(k) all Intellectual Property;

(l) all Inventory;

(m) all Investment Property;

(n) [Reserved];

(o) all Rental Equipment;

(p) all Vehicles;

(q) all fixtures;

(r) [Reserved];

(s) all books and records pertaining to any of the foregoing;

(t) the Collateral Proceeds Account; and

(u) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, in the case of each Grantor, Collateral shall not include (i) any Pledged Collateral, (ii) any personal property or assets specifically excluded from Pledged Collateral or (iii) any Excluded Assets.

3.2 Pledged Collateral. Each Grantor that is a Pledgor, hereby grants to the Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in Section 3.3.

3.3 Excluded Assets. No security interest is or will be granted pursuant to this Agreement or any other Security Document in any right, title or interest of any Grantor under or in, and “Collateral” and “Pledged Collateral” shall not include (the following collectively, the “Excluded Assets”):

(a) any interest in leased real property (including fixtures) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

(b) any fee interest in owned real property (including fixtures);

(c) any Instruments, Contracts, Chattel Paper, Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses, Industrial Design Licenses, Trade Secret Licenses or other contracts or agreements with, or issued by, Persons other than Holdings, a Subsidiary of Holdings or an Affiliate thereof (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreement (in each case, except to the extent that, pursuant to the PPSA or other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreement);

(d) any assets over which the granting of such a security interest in such assets by the applicable Grantor would be prohibited by any contract permitted under the Credit Agreement (provided such contract was not entered into in contemplation thereof), applicable law, regulation, permit, order or decree or the organizational or joint venture documents of any non-wholly owned Subsidiary (including permitted liens, leases and licenses), or requires a consent (to the extent that, with respect to any assets that would otherwise constitute Collateral, any applicable Grantor has sought such consent using commercially reasonable efforts) of any Governmental Authority that has not been obtained (in each case after giving effect to the applicable anti-assignment provisions of the PPSA to the extent that the assignment of which is expressly deemed effective under the PPSA notwithstanding such prohibition);

(e) any assets to the extent that such security interests would result in material adverse tax consequences to Holdings and its Subsidiaries, including any Grantor hereunder, as reasonably determined by Holdings (it being understood that the Lenders shall not require Holdings or any of its Subsidiaries to enter into any security agreements or pledge agreements governed by foreign law, except as required under the Loan Documents);

(f) any assets to the extent that the granting or perfecting of a security interest in such assets would result in costs or consequences to Holdings or any of its Subsidiaries, including any Grantor hereunder, as reasonably agreed in writing after the date hereof by Holdings and the Agent that are excessive in view of the benefits that would be obtained by the Secured Parties;

(g) any (i) Equipment and/or Inventory (and/or related rights and/or assets) that would otherwise be included in the Security Collateral (and such Equipment and/or Inventory (and/or related rights and/or assets) shall not be deemed to constitute a part of the Security Collateral) if such Equipment and/or Inventory (and/or related rights and/or assets) is subject to a Lien permitted by Section 8.2 of the Credit Agreement and (ii) other property that would otherwise be included in the Security Collateral (and such other property shall not be deemed to constitute a part of the Security Collateral) if such other property is subject to a Permitted Lien described in Section 8.2(n) or 8.2(r) of the Credit Agreement (but, in each case, only for so long as such Liens are in place) and, if such Lien is in respect of a Hedge Agreement, such other property consists solely of (x) cash, Cash Equivalents or Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (y) any assets relating to such assets, proceeds, dividends or distributions or to obligations under any Hedge Agreement, and/or (z) any other assets consisting of, relating to or arising under or in connection with (1) any Hedge Agreements or (2) any other agreements, instruments or documents related to any Hedge Agreement or to any of the assets referred to in any of subclauses (x) through (z) of this clause (ii);

(h) any personal property (and/or related rights and/or assets) that (A) would otherwise be included in the Security Collateral (and such property (and/or related rights and/or assets) shall not be deemed to constitute a part of the Security Collateral) if such property has been sold or otherwise transferred in connection with (i) a Franchise Financing Disposition or Securitization Transaction (or constitutes the proceeds or products of any property that has been sold or otherwise transferred in connection with a Franchise Financing Disposition or Securitization Transaction (except as provided in the proviso to this subsection)) or (ii) a Sale and Leaseback Transaction permitted under the Credit Agreement, or (B) is subject to any Permitted Lien and consists of property subject to any such Sale and Leaseback Transaction or intangibles related thereto (but only for so long as such Liens are in place), provided that, notwithstanding the foregoing, a security interest of the Agent shall attach to any money, securities or other consideration received by any Grantor as consideration for the sale or other disposition of such property as and to the extent such consideration would otherwise constitute Security Collateral;

(i) Equipment and/or Inventory (and/or related rights and/or assets) subject to any Permitted Lien that secures Indebtedness permitted by the Credit Agreement that is incurred to finance or refinance such Equipment and/or Inventory (but only for so long as such Permitted Lien is in place);

(j) without duplication, any Capital Stock which is specifically excluded from the definition of Pledged Stock by virtue of the proviso contained in such definition;

(k) any Capital Stock and other securities of a Restricted Subsidiary of Holdings to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities for the benefit of any holders of securities results in Holdings or any of its Restricted Subsidiaries being required to file separate financial statements for such Restricted Subsidiary with the Securities and Exchange Commission (or any other governmental authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement;

(l) [reserved];

(m) any aircraft, airframes, aircraft engines, helicopters, vessels or rolling stock or any Equipment or other assets constituting a part of any of the foregoing;

(n) letters of credit individually with a value of less than $10,000,000;

(o) for the avoidance of doubt, any Deposit Account and any Money, cash, cheques, other negotiable instrument, funds and other evidence of payment therein held by any “qualified intermediary” in connection with any “Like-Kind Exchange”;

(p) any Money, cash, cheques, other negotiable instrument, funds and other evidence of payment held in any Deposit Account of Holdings or any of its Subsidiaries in the nature of a security deposit with respect to obligations for the benefit of Holdings or any of its Subsidiaries, which must be held for or returned to the applicable counterparty under applicable law or pursuant to contractual obligations;

(q) any property that would otherwise be included in the Security Collateral (and such property shall not be deemed to constitute a part of the Security Collateral) if such property is subject to other Liens permitted by Section 8.2(kk) of the Credit Agreement to the extent that such assets are not required to constitute “Collateral” under the Credit Agreement;

(r) Foreign Intellectual Property;

(s) any Goods in which a security interest is not perfected by filing a financing statement under the PPSA, except to the extent such Goods constitute Eligible Service Vehicles or Eligible Rental Equipment, in each case by operation of clause (f) of the definition of such term in the Credit Agreement, and are included in the Canadian Borrowing Base;

(t) the last day of the term of any lease or agreement therefor but upon the enforcement of the security interest granted hereby in the Collateral, the Grantors or any of them shall stand possessed of such last day in trust to assign the same to any person acquiring such term; and

(u) “consumer goods” of any Grantor as that term is defined in the PPSA.

3.4 Intercreditor Agreement Relations. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Section 3.1 and 3.2 may, subject to any Acceptable Intercreditor Agreement, be (x) pari passu and equal in priority to Liens granted to secure other senior priority debt or (y) senior in priority to Liens granted to secure junior priority obligations. The Agent acknowledges and agrees that the relative priority of the Liens granted to the Agent and any other Person party to an Acceptable Intercreditor Agreement shall be determined solely pursuant to the applicable Acceptable Intercreditor Agreements, and not by priority as a matter of law or otherwise. Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Agent pursuant to this Agreement and the exercise of any right or remedy by the Agent hereunder are subject to the provisions of the applicable Acceptable Intercreditor Agreements. In the event of any conflict between the terms of any Acceptable Intercreditor Agreement and this Agreement, the terms of such Acceptable Intercreditor Agreement shall govern and control as among the Agent and any other secured creditor (or agent therefor) party to any such Acceptable Intercreditor Agreement. In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Acceptable Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so. Notwithstanding any other provision hereof, for so long as any Obligations remain outstanding, any obligation hereunder to deliver to the Agent any Security Collateral shall be satisfied by causing such Security Collateral to be delivered to the Collateral Representative specified in the applicable Acceptable Intercreditor Agreement to be held in accordance with the terms thereof.

3.5 ULC Shares.

Notwithstanding the grant of security interest made by the Grantors in favour of the Agent, for the rateable benefit of the Secured Parties, of all of its Pledged Stock or anything else contained in this Agreement or any other document or agreement among all or some of the parties hereto, any Grantor that owns or controls any ULC Shares pledged hereunder shall remain registered as the sole registered and beneficial owner of such ULC Shares and will remain as registered and beneficial owner until such time as such ULC Shares are effectively transferred into the name of the Agent or any other person on the books and records of the ULC which is the issuer of such ULC Shares (a “ULC Issuer”). Accordingly such Grantor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such ULC Shares (except insofar as the Grantor has granted a security interest therein and is required to deliver such Pledged Collateral in accordance herewith) and shall have the right to vote such ULC Shares and to control the direction, management and policies of the ULC Issuer thereof to the same extent as the Grantor would if such ULC Shares were not pledged to the Agent (for its own benefit and for the benefit of the Lenders, or otherwise) pursuant hereto. Nothing in this Agreement or any other document or agreement among all or some of the parties hereto is intended to or shall constitute the Agent or any person as a shareholder, other than a Grantor, as a shareholder or member of any ULC for the purposes of any ULC Law until such time as notice is given to the ULC Issuer of the ULC Shares pledged and further steps are taken thereunder so as to register the Agent or any other person as the holder of the ULC Interests of such ULC. To the extent any provision hereof would have the effect of constituting the Agent or its nominee any other person as a shareholder or member of a ULC prior to such time, such provision shall be severed herefrom and ineffective with respect to the ULC Shares of such ULC without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Stock which are not ULC Shares. Except upon the exercise of rights to sell or otherwise dispose of ULC Shares following the occurrence and during the continuance of an Event of Default hereunder, no Grantor shall cause or permit, or enable any ULC in which it holds ULC Shares to cause or permit, the Agent or its nominee, or any other Lender to: (a) be registered as a shareholder or member of such ULC; (b) have any notation entered in its favour in the share register of such ULC; (c) be held out as a shareholder or member of such ULC; (d) receive, directly or indirectly, any dividends, property or other distributions from such ULC by reason of the Agent or other person holding a security interest in such ULC Shares; or (e) act as a shareholder or member of such ULC, or exercise any rights of a shareholder or member of such ULC including the right to attend a meeting of, or to vote the shares of, such ULC.

3.6 Trademark Security.

Notwithstanding Section 3.1, any Grantor’s grant of security in Trademarks (as defined in the Trademarks Act (Canada)) under this Agreement shall be limited to a grant by such Grantor of a security interest in all of such Grantor’s right, title and interest in such Trademarks.

SECTION 4 REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Each Guarantor. To induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Agent and each other Secured Party that the representations and warranties set forth in Article VI of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to Holdings’ knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2 Representations and Warranties of Each Grantor. To induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Agent and each other Secured Party that, in each case after giving effect to the Transactions:

4.2.1 Title; No Other Liens. Except for the security interests granted to the Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted by the Credit Agreement to exist on such Grantor’s Collateral (including, without limitation, Section 8.2 thereof), such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens. Except as set forth on Schedule 3, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Security Collateral is on file or of record in any public office in Canada, the United States, any province, state, territory or other political subdivision thereof or the District of Columbia, except, in each case, such as have been filed in favour of the Agent for the benefit of the Secured Parties pursuant to this Agreement or as relate to Liens permitted by the Credit Agreement (including, without limitation, Section 8.2 thereof) or any other Loan Document or for which financing change statements or discharges will be delivered on the Agreement Date.

4.2.2 Perfected First Priority Liens.

(a) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favour of the Agent for the benefit of the Secured Parties, except as to enforcement, as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favour of the Canadian federal, provincial or territorial government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents of Title, upon the earlier of such Filing or the delivery to and continuing possession by the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, of all Instruments, Chattel Paper and Documents of Title a security interest in which is perfected by possession, and the obtaining and maintenance of “control” (as described in the STA or PPSA, as applicable) by the Agent or the applicable Collateral Representative, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the applicable Acceptable Intercreditor Agreement of all Deposit Accounts, blocked accounts, the Collateral Proceeds Account and Electronic Chattel Paper to the extent a security interest in which is perfected by “control”, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Collateral in favour of the Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons securing Indebtedness, in each case other than Permitted Liens (and subject to any applicable Acceptable Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the Agent or the applicable Collateral Representative (in accordance with the applicable Acceptable Intercreditor Agreement) or the recording of other applicable documents in the Canadian Intellectual Property Office may be necessary for perfection or enforceability, and except as to enforcement, as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. As used in this Section 4.2.2(b), the following terms shall have the following meanings:

“Filings”: the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) the intellectual property security agreements with respect to Canadian Recordable Intellectual Property as set forth in Schedule 3, (iii) [reserved], and (iv) any filings after the Agreement Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”: the financing statements or financing change statements delivered to the Agent by such Grantor on the Agreement Date for filing in the jurisdictions listed in Schedule 4.

“Ordinary Course Transferees”: (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business, (ii) with respect to intangibles only, licensees in the ordinary course of business and (iii) any other Person who is entitled to take free of the Lien pursuant to the PPSA.

“Permitted Liens”: Liens permitted pursuant to the Loan Documents, including without limitation those permitted to exist pursuant to Section 8.2 of the Credit Agreement.

“Specified Assets”: the following property and assets of such Grantor:

(1) Patents, Patent Licenses, Trademarks, Trademark Licenses, Industrial Designs and Industrial Design Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the PPSA or by the filing and recording of intellectual property security agreements in the Canadian Intellectual Property Office or (b) such Patents, Patent Licenses, Trademarks, Trademark Licenses, Industrial Designs, Industrial Design Licenses are not, individually or in the aggregate, material to the business of the Borrowers and their Subsidiaries taken as a whole;

(2) Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that (a) Liens thereon cannot be perfected by the filing and recording of intellectual property security agreements in the Canadian Intellectual Property Office or (b) the PPSA is not applicable to the creation or perfection of Liens thereon;

(3) Collateral for which the perfection of Liens thereon requires filings in, or other actions under the laws of, jurisdictions outside of Canada, the United States or any province, state or territory thereof or the District of Columbia;

(4) goods included in Collateral received by any Person from any Grantor for “sale or return”, to the extent of claims of creditors of such Person;

(5) fixtures;

(6) [Reserved];

(7) Money and Cash Equivalents other than (x) identifiable cash proceeds and (y) Cash Equivalents constituting Investment Property to the extent a security interest is perfected by the filing of a financing statement under the PPSA;

(8) Proceeds of Accounts or Inventory which do not themselves constitute Collateral or which do not constitute identifiable cash proceeds or which have not been transferred to or deposited in the Collateral Proceeds Account (if any) or to a blocked account; and

(9) uncertificated securities (to the extent a security interest is not perfected by the filing of a financing statement).

4.2.3 Jurisdiction of Organization, Certain Addresses and Locations of Collateral. On the date hereof, such Grantor’s jurisdiction of incorporation or amalgamation, the address of its chief executive office and registered office, and the locations of its Collateral, are specified on Schedule 4.

4.2.4 [Reserved].

4.2.5 Accounts Receivable. The amounts represented by such Grantor to the Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s Accounts Receivable constituting Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP. Unless otherwise indicated in writing to the Agent, each Account Receivable of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor. Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Agent in writing.

4.2.6 Patents, Copyrights, Industrial Designs and Trademarks. Schedule 5 lists (i) all material Trademarks, material Copyrights, material Industrial Designs and material Patents, in each case, registered in the Canadian Intellectual Property Office, and owned by such Grantor in its own name as of the date hereof, and (ii) all material Copyright Licenses for Canadian registered Copyrights that identify the Canadian registration number licensed thereunder (but excluding licenses to commercially available “off-the-shelf” software) and under which such Grantor is the exclusive licensee in its own name as of the date hereof, in each case, constituting Collateral (collectively, “Canadian Recordable Intellectual Property”).

4.3 Representations and Warranties of Each Pledgor. To induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Pledgor hereby represents and warrants to the Agent and each other Secured Party that:

4.3.1 Except as provided in Section 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of shares of a Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Subsidiary owned by such Pledgor.

4.3.2 [Reserved].

4.3.3 Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Permitted Liens.

4.3.4 Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon the delivery to the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created in such Pledged Securities constituting certificated securities by this Agreement, assuming the continuing possession of such Pledged Securities by the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Permitted Priority Liens) security interest in such Pledged Securities to the extent provided in and governed by the PPSA, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the PPSA, in each case subject to Permitted Liens (and any applicable Acceptable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5 Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon the obtaining and maintenance of “control” (as described in the STA) by the Agent or the applicable Collateral Representative (or their respective agents appointed for purposes of perfection), as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Permitted Priority Liens) security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the PPSA or STA, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the PPSA or STA, in each case subject to Permitted Liens (and any applicable Acceptable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5 COVENANTS

5.1 Covenants of Each Guarantor. Each Guarantor covenants and agrees with the Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans and all other Obligations then due and owing, shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Letter of Credit Issuer) and all Commitments shall have terminated, (ii) as to any Guarantor, a sale or disposition of all the Capital Stock of such Guarantor (other than to another Guarantor), or, if such Guarantor is not Holdings, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary, in each case that is permitted under the Credit Agreement or (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary in accordance with the Credit Agreement, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.

5.2 Covenants of Each Grantor. Each Grantor covenants and agrees with the Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the applicable Letter of Credit Issuer) and the Commitments shall have terminated, (ii) as to any Grantor, a sale or disposition of all the Capital Stock of such Grantor (other than to another Guarantor), or any other transaction or occurrence as a result of which such Grantor ceases to be a Restricted Subsidiary, in each case that is permitted under the Credit Agreement or (iii) as to any Grantor, such Grantor becoming an Excluded Subsidiary.

5.2.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Agent, for the benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, such Instrument or Chattel Paper (other than ordinary course rental contracts for Rental Equipment and Vehicles) shall be promptly delivered to the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, duly endorsed in a manner reasonably satisfactory to the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other transfer of such Collateral in a transaction permitted by the Credit Agreement or as contemplated by the Acceptable Intercreditor Agreements.

5.2.2 [Reserved].

5.2.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labour, materials and supplies) against or with respect to such Grantor’s Collateral, except that no such tax, assessment, charge, levy or claim need be paid, discharged or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.2.4 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall use commercially reasonable efforts to maintain the security interest created by this Agreement in such Grantor’s Collateral as a perfected security interest as and to the extent described in Section 4.2.2 and to defend the security interest created by this Agreement in such Grantor’s Collateral against the material claims and demands of all Persons whomsoever (subject to the other provisions hereof).

(b) Such Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing such Grantor’s Collateral and such other reports in connection with such Grantor’s Collateral as the Agent may reasonably request in writing, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or financing change statements under the PPSA or the Uniform Commercial Code in effect in any United States jurisdiction with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Canadian Borrowers nor any Grantor will be required to (i) take any action in any jurisdiction other than Canada and the United States, or required by the laws of any such jurisdiction, or to enter into any security agreement or pledge agreement governed by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of Canada and the United States or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required under the Credit Agreement and the related Loan Documents and (B) in the case of Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes and any necessary transfer powers or endorsements (in the case of Intercompany Notes, limited to any such note with a principal amount in excess of $10,000,000) to the Agent (or another Person as required under any applicable Acceptable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any cash, deposit accounts or securities accounts (except as required by the Credit Agreement and the related Loan Documents), (iv) deliver landlord lien waivers, estoppels or collateral access letters or (v) file any fixture filing with respect to any security interest in fixtures affixed to or attached to any real property constituting Excluded Assets.

(d) The Agent may grant extensions of time for the creation and perfection of security interests in, or the obtaining and delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

5.2.5 Changes in Name, Jurisdiction of Organization, etc. Such Grantor will give prompt written notice to the Agent of any change in its name, jurisdiction of organization (whether by amalgamation or otherwise), or the location of its chief executive office or registered office (and in any event within 30 days of such change) or of any transfer of its Collateral to a jurisdiction where the security interest granted to the Agent has not been perfected in accordance with applicable law; provided that, promptly after receiving a written request from the Agent, such Grantor shall deliver to the Agent copies (or other evidence of filing) of all additional filed financing or financing change statements and other documents reasonably necessary to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein.

5.2.6 [Reserved].

5.2.7 Pledged Stock. In the case of each Grantor that is an Issuer, such Issuer, agrees that, subject to Section 3.5 hereof, (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

5.2.8 Accounts Receivable.

(a) With respect to Accounts Receivable constituting Collateral, other than in the ordinary course of business or as permitted by the Loan Documents, such Grantor will not (i) grant any extension of the time of payment of any of such Grantor’s Accounts Receivable, (ii) compromise or settle any such Account Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any such Account Receivable, (iv) allow any credit or discount whatsoever on any such Account Receivable or (v) amend, supplement or modify any such Account Receivable unless such extensions, compromises, settlements, releases, credits, discounts, amendments, supplements or modifications would not reasonably be expected to materially adversely affect the value of the Accounts Receivable constituting Collateral taken as a whole.

(b) Such Grantor will deliver to the Agent a copy of each material demand, notice or document received by it from any obligor under the Accounts Receivable constituting Collateral that disputes the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Accounts Receivable.

5.2.9 Maintenance of Records.

(a) Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby.

5.2.10 Acquisition of Intellectual Property. Within 90 days after the end of each calendar year, each Grantor will notify the Agent of any acquisition by such Grantor of Canadian Recordable Intellectual Property, and each applicable Grantor shall take such actions as may be reasonably requested by the Agent (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the Agent and the other Secured Parties therein, to the extent provided herein in respect of any Canadian Copyright, Patent, Industrial Design or Trademark constituting Collateral on the date hereof, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate registrations (I) of financing statements under the PPSA or the Uniform Commercial Code of any applicable jurisdiction and/or (II) in the Canadian Intellectual Property Office with respect to Canadian Recordable Intellectual Property).

5.2.11 [Reserved].

5.2.12 [Reserved].

5.2.13 Deposit Accounts, Etc. Such Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no breach of Section 7.17 of the Credit Agreement is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

5.2.14 Protection of Trademarks. Such Grantor shall, with respect to any Trademarks that are material to the business of such Grantor, use commercially reasonable efforts not to cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademarks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and shall use commercially reasonable efforts to take all steps reasonably necessary to ensure that licensees of such Trademarks use such consistent standards of quality, in each case, except as would not reasonably be expected to have a Material Adverse Effect.

5.2.15 Protection of Intellectual Property. Subject to the Credit Agreement, such Grantor shall use commercially reasonable efforts not to do any act or omit to do any act whereby any of the Intellectual Property that is material to the business of Grantor may lapse, expire, or become abandoned, or unenforceable, except as would not reasonably be expected to have a Material Adverse Effect.

5.3 Covenants of Each Pledgor. Each Pledgor covenants and agrees with the Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the Loans and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Letter of Credit Issuer) and all Commitments shall have terminated, (ii) as to any Pledgor, a sale or disposition of all the Capital Stock (other than to another Guarantor), or any other transaction or occurrence as a result of which such Pledgor (other than Holdings) ceases to be a Restricted Subsidiary, in each case that is permitted under the Credit Agreement or (iii) as to any Pledgor, such Pledgor becoming an Excluded Subsidiary in accordance with the Credit Agreement:

5.3.1 Additional Shares. Subject to Section 3.5 hereof, if such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Agent and the other Secured Parties hold the same in trust for the Agent and the other Secured Parties and deliver the same forthwith to the Agent (who will hold the same on behalf of the Secured Parties) or any applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, in the exact form received, duly endorsed by such Pledgor (in blank only in the case of ULC Shares) to the Agent or any applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor, to be held by the Agent or any applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to Section 3.3). If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Restricted Subsidiary of Holdings in accordance with the Credit Agreement) shall be paid over to the Agent or any applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, to be held by the Agent or any applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, subject to the terms hereof as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent or any applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, to be held by the Agent or any applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, subject to the terms hereof as additional collateral security for the Obligations, in each case except as otherwise provided by the applicable Acceptable Intercreditor Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Agent or any applicable Collateral Representative as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

5.3.2 [Reserved].

5.3.3 Pledged Notes. Such Pledgor shall, on the date of this Agreement (or on such later date upon which it becomes a party hereto pursuant to Section 9.15), deliver to the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, all Pledged Notes then held by such Pledgor (excluding any Pledged Note the principal amount of which does not exceed $10,000,000), endorsed in blank or, at the request of the Agent, endorsed to the Agent. Furthermore, within ten Business Days after any Pledgor obtains a Pledged Note with a principal amount in excess of $10,000,000, such Pledgor shall cause such Pledged Note to be delivered to the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, endorsed in blank or, at the request of the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement, endorsed to the Agent or the applicable Collateral Representative, as applicable, in accordance with the applicable Acceptable Intercreditor Agreement.

5.3.4 Maintenance of Security Interest.

(a) Such Pledgor shall use commercially reasonable efforts to defend the security interest created by this Agreement in such Pledgor’s Pledged Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the

Borrowers nor any Grantor will be required to (i) take any action in any jurisdiction other than Canada or the United States, or required by the laws of any such jurisdiction, or to enter into any security agreement or pledge agreement governed by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of Canada or the United States or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required under the Credit Agreement and (B) in the case of Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes (in the case of Intercompany Notes, limited to any such note with a principal amount in excess of $10,000,000) to the Agent (or another Person as required under any applicable Acceptable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any cash, deposit accounts or securities accounts (except as required under the Credit Agreement and to the extent perfected automatically or by the filing of a financing statement under the PPSA), (iv) deliver landlord lien waivers, estoppels or collateral access letters or (v) file any fixture filing with respect to any security interest in fixtures affixed to or attached to any real property constituting Excluded Assets.

(b) The Agent may grant extensions of time for the creation and perfection of security interests in, or the obtaining and delivery of documents or other deliverables with respect to, particular assets of any Pledgor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

SECTION 6 REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Accounts.

(a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to any applicable Acceptable Intercreditor Agreement, the Agent shall have the right (but not the obligation) to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to any applicable Acceptable Intercreditor Agreement, upon the Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public or chartered accountants or others reasonably satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b) The Agent hereby authorizes each Grantor to collect such Grantor’s Accounts Receivable constituting Collateral and the Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default specified in Section 10.1(a) of the Credit Agreement, subject to any applicable Acceptable Intercreditor Agreement). If required by the Agent at any time after the occurrence and during the continuance of an Event of Default specified in Section 10.1(a) of the Credit Agreement, subject to any applicable Acceptable Intercreditor Agreement, any Proceeds constituting payments or other cash proceeds of Accounts Receivables constituting Collateral, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account, subject to withdrawal by the Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Agent and the other Secured Parties, segregated from other funds of such Grantor. All Proceeds constituting collections or other cash proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default specified in Section 10.1(a) of the Credit Agreement has occurred and is continuing, subject to any applicable Acceptable Intercreditor Agreement, at the Agent’s election, the Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Section 6.5 hereof. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in Section 6.1(d) hereof.

(c) At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Section 10.1(a) of the Credit Agreement, subject to any applicable Acceptable Intercreditor Agreement, at the Agent’s request, each Grantor shall deliver to the Agent copies or, if required by the Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions that gave rise to such Grantor’s Accounts Receivable constituting Collateral, including, without limitation, all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts.

(d) So long as no Event of Default has occurred and is continuing, the Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to such Grantor’s General Fund Account or any other account designated by such Grantor. In the event that an Event of Default has occurred and is continuing, subject to any applicable Acceptable Intercreditor Agreement, the Agent and the Grantors agree that the Agent, at its option, may require that each Collateral Proceeds Account and the General Fund Account of each Grantor be established at the Agent or at another institution reasonably acceptable to the Agent. Each Grantor shall have the right, at any time and from time to time when no Event of Default has occurred or is continuing, to withdraw such of its own funds from its own General Fund Account, and to maintain such balances in its General Fund Account, as it shall deem to be necessary or desirable.

6.2 Communications with Obligors; Grantors Remain Liable.

(a) The Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Section 10.1(a) of the Credit Agreement (subject to any applicable Acceptable Intercreditor Agreement), communicate with obligors under the Accounts Receivable constituting Collateral and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b) Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default specified in Section 10.1(a) of the Credit Agreement (subject to any applicable Acceptable Intercreditor Agreement), each Grantor shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. None of the Agent or any other Secured Party shall have any obligation or liability under any Account Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any other Secured Party of any payment relating thereto, nor shall the Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Stock.

(a) Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the relevant Pledgor of the Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock (subject to the last two sentences of Section 5.3.1 of this Agreement) and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock.

(b) Subject to each applicable Acceptable Intercreditor Agreement, if an Event of Default shall occur and be continuing and the Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the Agent or the applicable Collateral Representative, as applicable, in accordance with the terms of each applicable Acceptable Intercreditor Agreement, shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor as and in such order as is provided in Section 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Agent or the applicable Collateral Representative, or the respective nominee thereof, and the Agent, the applicable Collateral Representative, as applicable through its respective nominee, if applicable, in accordance with the terms of each applicable Acceptable Intercreditor Agreement, may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Agent or the applicable Collateral Representative, as applicable, in accordance with the terms of each applicable Acceptable Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent or the applicable Collateral Representative, as applicable in accordance with the terms of each applicable Acceptable Intercreditor Agreement, may reasonably determine), all without liability to the maximum extent permitted by applicable law (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Agent or the applicable Collateral Representative, as applicable, in accordance with the terms of each applicable Acceptable Intercreditor Agreement, shall have no duty, to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Agent or the applicable Collateral Representative, as applicable in accordance with the terms of the Acceptable Intercreditor Agreements, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in Section 6.6 other than in accordance with Section 6.6.

(c) Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to, subject to each applicable Acceptable Intercreditor Agreement, (i) comply with any instruction received by it from the Agent in writing with respect to Capital Stock in such Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Agent.

6.4 Proceeds to be Turned Over to Agent. In addition to the rights of the Agent and the other Secured Parties specified in Section 6.1 with respect to payments of Accounts Receivable constituting Collateral, subject to each applicable Acceptable Intercreditor Agreement, if an Event of Default shall occur and be continuing, and the Agent shall have instructed any Grantor to do so, all Proceeds of Collateral received by such Grantor consisting of cash, cheques and other Cash Equivalent items shall be held by such Grantor in trust for the Agent and the other Secured Parties, and any other secured parties under an Acceptable Intercreditor Agreement, or the applicable Collateral Representative, as applicable, in accordance with the terms of the applicable Acceptable Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent or the applicable Collateral Representative, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the terms of the applicable Acceptable Intercreditor Agreement, in the exact form received by such Grantor (duly endorsed by such Grantor to the Agent or the applicable Collateral Representative, as applicable, in accordance with the terms of the applicable Acceptable Intercreditor Agreement, if required). All Proceeds of Collateral received by the Agent hereunder shall be held by the Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control, subject to each applicable Acceptable Intercreditor Agreement. All Proceeds of Collateral while held by the Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in Section 6.5 and each applicable Acceptable Intercreditor Agreement.

6.5 Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Grantor’s Collateral received by the Agent (whether from the relevant Grantor or otherwise) shall be held by the Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Grantor (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Agent, subject to each applicable Acceptable Intercreditor Agreement, be applied by the Agent against the Obligations of the relevant Grantor then due and owing in the order of priority set forth in Section 4.6 of the Credit Agreement.

6.6 PPSA and Other Remedies.

6.6.1 Subject to each applicable Acceptable Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Agent, on behalf of the Secured Parties, may (but shall not be obligated to) exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada) and the PPSA, and under any other applicable law and in equity. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances (but shall not be obligated to), forthwith (subject to the terms of any documentation governing any Franchise Financing Disposition or Securitization Transaction) collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent permitted by law, the Agent or any other Secured Party shall have the right, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Agent’s request (subject to the terms of any documentation governing any Franchise Financing Disposition or Securitization Transaction and subject to each applicable Acceptable Intercreditor Agreement), to assemble the Security Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Agent and the other Secured Parties hereunder, including, without limitation, reasonable legal fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Grantor then due and owing, in the order of priority specified in Section 6.5 above, and only after such application and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to such Grantor. To the extent permitted by applicable law, (i) such Grantor waives all claims, damages and demands it may acquire against the Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Grantor hereby consents to the non-exclusive royalty free use by the Agent of any Intellectual Property included in the Collateral for the purposes of disposing of any Security Collateral.

6.6.2 The Agent may appoint, remove or reappoint by instrument in writing, any Person or Persons, whether an officer or officers or an employee or employees of any Grantor or not, to be an interim receiver, receiver or receivers (hereinafter called a “Receiver”, which term when used herein shall include a receiver and manager) of such Collateral (including any interest, income or profits therefrom). Any such Receiver shall, to the extent permitted by applicable law, be deemed the agent of such Grantor and not of the Agent, and the Agent shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver or its servants, agents or employees. Subject to the provisions of the instrument appointing it, any such Receiver shall (i) have such powers as have been granted to the Agent under this Section 6 and (ii) shall be entitled to exercise such powers at any time that such powers would otherwise be exercisable by the Agent under this Section 6, which powers shall include, but are not limited to, the power to take possession of the Collateral, to preserve the Collateral or its value, to carry on or concur in carrying on all or any part of the business of such Grantor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of the Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including any Grantor, enter upon, use and occupy all premises owned or occupied by such Grantor wherein the Collateral may be situate, maintain the Collateral upon such premises, borrow money on a secured or unsecured basis and use the Collateral directly in carrying on such Grantor’s business or as security for loans or advances to enable the Receiver to carry on such Grantor’s business or otherwise, as such Receiver shall, in its reasonable discretion, determine. Except as may be otherwise directed by the Agent, all money received from time to time by such Receiver in carrying out his/her/its appointment shall be received in trust for and be paid over to the Agent and any surplus shall be applied in accordance with applicable law. Every such Receiver may, in the discretion of the Agent, be vested with, in addition to the rights set out herein, all or any of the rights and powers of the Agent described in the Credit Agreement, the PPSA, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or the Winding-Up and Restructuring Act (Canada).

6.7 Registration Rights.

(a) Subject to each applicable Acceptable Intercreditor Agreement, if the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the reasonable opinion of the Agent it is necessary or reasonably advisable to have the Pledged Stock (other than Pledged Stock of a Special Purpose Vehicle), or that portion thereof to be sold, registered under the provisions of applicable securities legislation, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of applicable securities legislation, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of applicable securities legislation applicable thereto. Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities laws of any and all provinces and territories that the Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of applicable securities legislation.

(b) Such Pledgor recognizes that the Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in applicable securities legislation and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favourable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under applicable securities legislation, even if such Issuer would agree to do so.

(c) Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement.

6.8 Waiver; Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Loans and, to the extent then due and owing, all other Obligations of such Grantor and the reasonable fees and disbursements of any legal counsel employed by the Agent or any other Secured Party to collect such deficiency.

6.9 Certain Undertakings with Respect to Special Purpose Vehicles.

(a) The Agent and each Secured Party agrees that, prior to the date that is one year and one day after the payment in full of all of the obligations of each Special Purpose Vehicle in connection with and under each securitization with respect to which any Special Purpose Vehicle is a party, (i) the Agent and other Secured Parties shall not be entitled, whether before or after the occurrence of any Event of Default, to (A) institute against, or join any other Person in instituting against, any Special Purpose Vehicle any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of Canada or any political subdivision thereof or of any foreign jurisdiction, (B) transfer and register the capital stock of any Special Purpose Vehicle or any other instrument in the name of the Agent or a Secured Party or any designee or nominee thereof, (C) foreclose such security interest regardless of the bankruptcy or insolvency of Holdings or any Restricted Subsidiary, (D) exercise any voting rights granted or appurtenant to such capital stock of any Special Purpose Vehicle or any other instrument or (E) enforce any right that the holder of any such capital stock of any Special Purpose Vehicle or any other instrument might otherwise have to liquidate, consolidate, combine, collapse or disregard the entity status of such Special Purpose Vehicle and (ii) the Agent and the other Secured Parties hereby waive and release any right to (A) require that any Special Purpose Vehicle be in any manner merged, combined, collapsed or consolidated with or into Holdings or any Restricted Subsidiary, including by way of substantive consolidation in a bankruptcy case or similar proceeding, (B) require that the status of any Special Purpose Vehicle as a separate entity be in any respect disregarded, (C) contest or challenge, or join any other Person in contesting or challenging, the transfers of any securitization assets from Holdings or any Restricted Subsidiary to any Special Purpose Vehicle, whether on the grounds that such transfers were disguised financings, preferential transfers, fraudulent conveyances or otherwise or a transfer other than a “true sale” or a “true contribution” or (D) contest or challenge, or join any other Person in contesting or challenging, any agreement pursuant to which any assets are leased by any Special Purpose Vehicle to any Loan Party as other than a “true lease.” The Agent and each Secured Party agree and acknowledge that any agent and/or trustee acting on behalf of the holders of securitization indebtedness of any Special Purpose Vehicle is an express third party beneficiary with respect to this Section 6.9(a) and each such person shall have the right to enforce compliance by the Agent and any other Secured Party with this Section 6.9.

(b) Upon the transfer by Holdings or any Restricted Subsidiary (other than a Special Purpose Vehicle) of securitization assets to a Special Purpose Vehicle in a securitization as permitted under this Agreement, any Liens with respect to such securitization assets arising under the Credit Agreement or any Security Documents shall automatically be released (and the Agent is hereby authorized to execute and enter into any such releases and other documents as Holdings may reasonably request in order to give effect thereto).

(c) The Agent and the Lenders shall take no action related to the Collateral that would cause any Special Purpose Vehicle to breach any of its covenants in its certificate of formation, limited liability company agreement or in any other documents governing the related Franchise Financing Disposition or Securitization Transaction or to be unable to make any representation in any such document.

(d) The Agent and the Secured Parties acknowledge that they have no interest in, and will not assert any interest in, the assets owned by any Special Purpose Vehicle, or any assets leased by any Special Purpose Vehicle to any Loan Party other than, following a transfer of any pledged equity interest or pledged stock to the Agent in connection with any exercise of remedies pursuant to this Agreement, the right to receive lawful dividends or other distributions when paid by any such Special Purpose Vehicle from lawful sources and in accordance with the documents governing the related Franchise Financing Disposition or Securitization Transaction and the rights of a member of such Special Purpose Vehicle.

(e) Without limiting the foregoing, the Agent and the Lenders agree, to the extent required by Moody’s, S&P or any rating agency in connection with a Franchise Financing Disposition or Securitization Transaction involving a Special Purpose Vehicle the Capital Stock of which constitutes Pledged Collateral hereunder, to act in accordance with clauses (c) and (d) above with respect to such Capital Stock and such Franchise Financing Disposition or Securitization Transaction.

SECTION 7 THE AGENT

7.1 Agent’s Appointment as Attorney-in-Fact, etc.

(a) Each Grantor hereby irrevocably constitutes and appoints the Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default, and in accordance with and subject to each applicable Acceptable Intercreditor Agreement. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law) and subject to each applicable Acceptable Intercreditor Agreement, (x) each Pledgor hereby gives the Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Section 6.6 or 6.7, any endorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any cheques, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

(ii) in the case of any Copyright, Patent, Industrial Design or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to such Grantor to evidence the Agent’s and the Lenders’ security interest in such Copyright, Patent, Industrial Design or Trademark and the goodwill and intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv) subject to the terms of any documentation governing any Franchise Financing Disposition or Securitization Transaction, (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b) The reasonable expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans that are Revolving Loans under the Credit Agreement, from the date of payment by the Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Agent on demand.

(c) Each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Grantor until this Agreement is terminated as to such Grantor, and the security interests in the Security Collateral of such Grantor created hereby are released.

7.2 Duty of Agent. The Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. None of the Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Grantor or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the Agent and the other Secured Parties hereunder are solely to protect the Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Agent or any other Secured Party to exercise any such powers. The Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

7.3 Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Agent to file or record financing statements, financing change statements and other filing or recording documents or instruments with respect to such Grantor’s Security Collateral without the signature of such Grantor in such form and in such offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. Each Grantor authorizes the Agent to use any collateral description reasonably determined by the Agent, including, without limitation, the collateral description “all personal property” or “all assets” or words of similar meaning in any such financing statements. The Agent agrees to notify the relevant Grantor of any financing or financing change statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing. To the fullest extent permitted by applicable law, each Grantor hereby waives all rights to receive from the Agent a copy of any financing statement, financing change statement or verification statement filed or issued, as the case may be, at any time in respect of this Agreement or any amendments to it.

7.4 Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5 Right of Inspection. Subject to Section 7.9 of the Credit Agreement, upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor (other than as provided in Section 7.9 of the Credit Agreement), and the Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Agent at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the Credit Agreement and the other Loan Documents (and subject to each applicable Acceptable Intercreditor Agreement).

SECTION 8 NON-LENDER SECURED PARTIES

8.1 Rights to Collateral.

(a) By their acceptance of the benefits of this Agreement, the Non-Lender Secured Parties agree that they shall not have any right whatsoever to do any of the following: (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Credit Agreement) or to direct the Agent to do the same, including, without limitation, the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Grantor under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, the Security Documents); (iii) vote in any Bankruptcy Case or similar proceeding in respect of Holdings or any of its Significant Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning, the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with the Security Documents); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy that is provided by one or more Lenders among others; (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Secured Parties’ (other than the Non-Lender Secured Parties) seeking on an equal and ratable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

(b) Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Agent and the Lenders, with the consent of the Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the PPSA of any applicable jurisdiction. The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral. Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holdings or any of its Significant Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.

(c) Notwithstanding any provision of this Section 8.1, the Non-Lender Secured Parties shall be entitled subject to each applicable Acceptable Intercreditor Agreement to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Acceptable Intercreditor Agreement and authorizes the Agent to enter into the Acceptable Intercreditor Agreements on its behalf.

(d) Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees that the Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of the Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Guarantor from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.

8.2 Appointment of Agent. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the Agent, as agent under the Credit Agreement (and all officers, employees or agents designated by the Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral. It is understood and agreed that the appointment of the Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable. It is understood and agreed that the Agent has appointed the Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.

8.3 Waiver of Claims. To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including, without limitation, any such exercise described in Section 8.1(b) above), except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person or any Related Party thereof. To the maximum extent permitted by applicable law, none of the Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings, any Subsidiary of Holdings, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person.

8.4 [Reserved]

8.5 Release of Liens; Rollover Hedge Providers. Each Rollover Hedge Provider (as defined below), and each Lender who is an Affiliate of any such Rollover Hedge Provider, on behalf of such Rollover Hedge Provider, in each case by its acceptance of the benefits of this Agreement, hereby authorizes and directs Bank of America, N.A. (in its capacity as agent under the Existing Credit Agreement and related security documents) to take, and consents to its taking, all and any actions to effect and evidence the release of all security interests and liens held on behalf of such Rollover Hedge Provider in its capacity as a “Secured Party” under, and as defined in, the Existing Credit Agreement and related security documents, and each Rollover Hedge Provider releases Bank of America, N.A. from any liability in connection therewith. As used in this Section 8.5, “Rollover Hedge Providers” shall mean, collectively, each Non-Lender Secured Party hereunder who was also, immediately prior to the effectiveness of this Agreement, a “Non-Lender Secured Party” pursuant to a Hedge Agreement under and as defined in the Existing Credit Agreement and the related security documents.

SECTION 9 MISCELLANEOUS

9.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Agent, provided that (a) any provision of this Agreement imposing obligations on any Grantor may be waived by the Agent in a written instrument executed by the Agent and (b) if separately agreed in writing between Holdings and any Non-Lender Secured Party, no such amendment, modification or waiver shall amend, modify or waive Section 6.5 (or the definition of “Non-Lender Secured Party” or “Secured Party” to the extent relating thereto) if such amendment, modification or waiver would directly and adversely affect such Non-Lender Secured Party without the written consent of such Non-Lender Secured

Party. For the avoidance of doubt, it is understood and agreed that any amendment, restatement, amendment and restatement, waiver, supplement or other modification of or to any Acceptable Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any Acceptable Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Grantor hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Grantor and the Agent in accordance with this Section 9.1.

9.2 Notices. All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in Section 14.8 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Agent given in accordance with Section 14.8 of the Credit Agreement.

9.3 No Waiver by Course of Conduct; Cumulative Remedies. None of the Agent or any other Secured Party shall by any act (except by a written instrument pursuant to Section 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4 Enforcement Expenses; Indemnification.

(a) Each Guarantor jointly and severally agrees to pay or reimburse each Secured Party and the Agent for all their respective reasonable costs and expenses incurred in collecting against any Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Secured Parties and the Agent.

(b) Each Grantor jointly and severally agrees to pay, and to save the Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Borrowers would be required to do so pursuant to Section 14.10 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence or willful misconduct of the Agent or any other Secured Party.

(c) The agreements in this Section 9.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

9.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Grantors, the Agent and the Secured Parties and their respective successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent, except as permitted hereby or by the Credit Agreement.

9.6 Set-Off. Each Guarantor hereby irrevocably authorizes the Agent and each other Secured Party at any time and from time to time without notice to such Guarantor, any other Guarantor or any of the Borrowers, any such notice being expressly waived by each Guarantor and by each Borrower, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under Section 10.1(a) of the Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Agent or such other Secured Party may elect. The Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each other Secured Party under this Section 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such other Secured Party may have.

9.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

9.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any

Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

9.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Grantors, the Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Grantors, the Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.12 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the Province of Ontario;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 9.2 or at such other address of which the Agent (in the case of any other party hereto) or the Borrowers (in the case of the Agent) shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

9.13 Acknowledgments. Each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) none of the Agent or any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

9.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.15 Additional Grantors. Each new Restricted Subsidiary of Holdings that is required to become a party to this Agreement pursuant to Section 7.16 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in substantially the form of Annex 1 hereto. Each existing Grantor that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of Holdings pursuant to Section 7.16 of the Credit Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Grantor of a Supplemental Agreement substantially in the form of Annex 1 hereto.

9.16 Releases.

(a) At such time as the Loans and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full, all Commitments have been terminated and no Letters of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Letter of Credit Issuer), all Security Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Agent shall deliver to such Grantor any Security Collateral held by the Agent and execute, acknowledge and deliver to such Grantor such releases, instruments or other documents (including without limitation PPSA financing change statements and discharges), and do or cause to be done all other acts, as any Grantor shall reasonably request to evidence such termination.

(b) Upon any sale or other disposition of Collateral permitted by the Credit Agreement (other than any sale or disposition to another Grantor), the Lien pursuant to this Agreement on such Collateral shall be automatically released. In connection with a sale or other disposition of all the Capital Stock of any Grantor or any other transaction or occurrence as a result of which such Grantor ceases to be a Restricted Subsidiary or the sale or other disposition of Collateral (other than a sale or disposition to another Grantor) permitted under the Credit Agreement, the Agent shall, at the sole cost and expense of such Grantor, execute, acknowledge and deliver to such Grantor such releases, instruments or other documents (including without limitation PPSA financing change statements or discharges), and do or cause to be done all other acts, as Holdings or such Grantor shall reasonably request (x) to evidence or effect the release of such Grantor from its Guarantee (if any) and of the Liens created hereby (if any) on such Grantor’s Collateral or (y) to evidence the release of the Collateral subject to such sale or disposition.

(c) Upon any Grantor becoming an Excluded Subsidiary in accordance with the provisions of the Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Grantor (if any) shall be automatically released, and the Guarantee (if any) of such Grantor, and all obligations of such Grantor hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and the sole expense of Holdings or such Grantor, the Agent shall deliver to Holdings or such Grantor any Security Collateral of such Grantor held by the Agent and execute, acknowledge and deliver to Holdings or such Grantor such releases, instruments or other documents (including without limitation PPSA financing change statements or discharges), and do or cause to be done all other acts, as such Grantor shall reasonably request to evidence such release of such Grantor from its Guarantee (if any) and of the Liens created hereby (if any) on such Grantor’s Security Collateral.

(d) Upon (i) any Security Collateral being or becoming an Excluded Asset or (ii) any other release of Security Collateral approved or authorized pursuant to Section 13.11(a) (excluding subclause (ix) thereof) of the Credit Agreement, the Lien pursuant to this Agreement on such Security Collateral shall be automatically released. At the request and sole expense of any Grantor, the Agent shall deliver such Security Collateral (if held by the Agent) to such Grantor and execute, acknowledge and deliver to such Grantor such releases, instruments or other documents (including without limitation PPSA financing change statements or discharges), and do or cause to be done all other acts, as such Grantor shall reasonably request to evidence such release.

(e) [Reserved]

(f) So long as no Event of Default has occurred and is continuing, the Agent shall at the direction of any applicable Grantor return to such Grantor any proceeds or other property received by it during any Event of Default pursuant to either Section 5.3.1 or 6.4 and not otherwise applied in accordance with Section 6.5.

9.17 Judgment.

(a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

(b) The obligations of any Guarantor in respect of this Agreement to the Agent, for the benefit of each of the Secured Parties, shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such holder is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in the judgment currency, the Agent may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such holder in the original currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent for the benefit of such holder, against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to the Agent, the Agent agrees to remit to Holdings such excess. This covenant shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder.

9.18 Release of Liens; Rollover Issuing Lenders. Each Rollover Issuing Lender (as defined below), by its acceptance of the benefits of this Agreement, hereby authorizes and directs Bank of America, N.A. (in its capacity as agent under the Existing Credit Agreement and related security documents) to take all and any actions to effect the release of all security interests and liens held on behalf of such Rollover Issuing Lender in its capacity as a “Secured Party” under, and as defined in, the Existing Credit Agreement and related security documents, and each Rollover Issuing Lender releases Bank of America, N.A. from any liability in connection therewith. As used in this Section 9.18, “Rollover Issuing Lender” means each bank listed as a Letter of Credit Issuer in Schedule 1.1 to the Credit Agreement.

9.19 Attachment of Security Interest. The security interest created hereby is intended to attach, in respect of Collateral in which any Grantor has rights at the time this Agreement is signed by such Grantor and delivered to the Agent and, in respect of Collateral in which any Grantor subsequently acquires rights, at the time such Grantor subsequently acquires such rights. The Grantors acknowledge and confirm that (a) the Agent and the Lenders have given value to the Grantors in respect of the security interests granted herein; (b) such Grantor has rights in the Collateral in which it has granted a security interest; and (c) this Agreement constitutes a security agreement as that term is defined in the PPSA.

9.20 Amalgamation. If a Grantor amalgamates with any other corporation or corporations, it is the intention of the parties that the security interest will (a) extend to all of the property, assets and interests that (i) any of the amalgamating corporations own, or (ii) the amalgamated corporation thereafter acquires, and (b) secure the payment and performance of all debts, liabilities and obligations of any of the amalgamating corporations and the amalgamated corporation to the Agent or any Secured Party, however or wherever incurred and whether as principal, guarantor or surety and whether incurred prior to, at the time of, or subsequent to, the amalgamation. The security interest will attach to the property, assets and interests of the amalgamating corporations not previously subject to this security agreement at the time of amalgamation and to any property, assets or interests thereafter owned or acquired by the amalgamated corporation when such property, assets and interests become owned or are acquired. Upon any such amalgamation, the defined term Grantor shall include each of the amalgamating corporations and the amalgamated corporation, the defined term Collateral shall include all of the property, assets and interests described in (a) above, and the defined term Obligations shall include the obligations described in (b) above.

9.21 Amendment and Restatement. On the date hereof, the Existing Guarantee and Collateral Agreement shall be amended and restated and superseded in its entirety by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are not intended by the parties to be, and shall not constitute, a novation or an accord and satisfaction of the Obligations or any other obligations owing to the Agent or any Lender under the Credit Agreement, the Existing Guarantee and Collateral Agreement or any other Loan Document, as applicable. Each Grantor hereby acknowledges and agrees that (a) the Liens described in the Existing Guarantee and Collateral Agreement are carried forward and shall continue in full force and effect to secure the Obligations and (b) none of the Liens, properties, rights and interests existing and to exist under the Existing Guarantee and Collateral Agreement are released, impaired, limited, extinguished or novated in any respect and shall be in addition to and cumulative of the Liens, properties, rights and interests of this Agreement.

[Remainder of page left blank intentionally; signature pages to follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Canadian Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

MATTHEWS EQUIPMENT LIMITED

By:	/s/ Lawrence H. Silber
Name: Lawrence H. Silber
Title: President

HERC RENTALS TRUCKING (ALBERTA) LIMITED

By:	/s/ Lawrence H. Silber
Name: Lawrence H. Silber
Title: President

[Herc - Signature Page to Amended and Restated Canadian Guarantee and Collateral Agreement]

Acknowledged and Agreed to as of the date hereof by:

JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Will Eifert
Name:	Will Eifert
Title:	Authorized Officer

[Herc - Signature Page to Amended and Restated Canadian Guarantee and Collateral Agreement]

Schedule 1

to Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 1: Notice Addresses of Guarantors

Guarantor	Chief Executive Office
Matthews Equipment Limited	35 Claireville Drive Toronto, Ontario M9W 5Z7

Herc Rentals Trucking (Alberta) Limited	35 Claireville Drive Toronto, Ontario M9W 5Z7

Schedule 2

to Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 2: Pledged Securities

Pledged Stock:

Item	Pledgor	Issuer	Class of Stock or Interests	Certificate No(s)	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
1.	Matthews Equipment Limited	Herc Rentals Trucking (Alberta) Limited	Common	C-1	1	100%

Pledged Notes:

Nil.

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 3: Perfection Matters

Existing Security Interests

Matthews Equipment Limited

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Ontario	PPSA	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT	Inventory, Equipment, Accounts, Other, Motor Vehicles	May 28, 2025	516689532 - 20250528 1221 1590 2146

Matthews Equipment Limited	Ontario	PPSA	JPMORGAN CHASE BANK, N.A., AS AGENT	Inventory, Equipment, Accounts, Other, Motor Vehicles	May 28, 2025	516688641 - 20250528 1155 1590 2131

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 9625555-002) (for internal use only) (as may be amended or updated from time to time)

					March 11, 2025	514113228 - 20250311 1419 1901 8548

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Ontario	PPSA	Boxx Modular LP By Its General Partner Boxx Modular GP Inc.

Equipment

2018 12x40 Wheeled Mobile Unit

VIN: OSW124018NI01004

2021 10x32 Wheeled Mobile Unit

VIN: OSW103221MF01917

2018 12X40 wheeled mobile office OSW124018NI01004 $80,000 replacement value OSW-01004 2021 10X32 wheeled mobile office OSW103221MF01917 $51,600 replacement value SW-01917 / 001133

All goods, accessions, building materials of any kind leased from the secured party to the debtor party, and any proceeds thereof.

					January 27, 2025	512949618 - 20250127 1003 1462 7250

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-019) (for internal use only) (as may be amended or up-dated from time to time)

					January 13, 2025	512600616 - 20250113 1143 1901 1665

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-022) (for internal use only) (as may be amended or up-dated from time to time)

					September 19, 2024	509303106 - 20240919 0952 1902 0298

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-015) (for internal use only) (as may be amended or up-dated from time to time)

					September 12, 2024	509084874 - 20240912 1117 1902 8250

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Ontario	PPSA	Strongco Limited Partnership	Equipment, Motor Vehicles 2023 Volvo SD115B VIN: VCES115BH0S237138 TAG 2027860	August 16, 2024	508277583 - 20240816 0913 9229 1331

Matthews Equipment Limited	Ontario	PPSA	Strongco Limited Partnership	Equipment, Motor Vehicles 2023 Volvo SD115B VIN: VCES115BL0S237137 TAG 2027859	August 16, 2024	508277772 - 20240816 0918 9229 1332

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-021) (for internal use only) (as may be amended or up-dated from time to time)

					August 1, 2024	507858651 - 20240801 1606 1901 1470

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-020) (for internal use only) (as may be amended or up-dated from time to time)

					July 24, 2024	507574368 - 20240724 1340 1901 8523

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment, Motor Vehicles

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable,

					January 5, 2024	501745887 - 20240105 1549 1902 7652

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 050-0033709-015) (for internal use only) (as may be amended or up-dated from time to time)

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-014) (for internal use only) (as may be amended or up-dated from time to time)

					November 8, 2023	500117166 - 20231108 0954 1901 0445

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-012) (for internal use only) (as may be amended or up-dated from time to time)

					March 16, 2023	791526654 - 20230316 1137 1901 8672

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-013) (for internal use only) (as may be amended or up-dated from time to time)

					March 16, 2023	791529993 - 20230316 1311 1902 0649

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-011) (for internal use only) (as may be amended or up-dated from time to time)

					December 12, 2022	789218883 - 20221212 1157 5064 6126

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment, Other

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or

					September 2, 2022	786399345 - 20220902 1410 5064 4309 as amended by 20220902 1452 1901 3493

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 050-0033709-009) (for internal use only) (as may be amended or up-dated from time to time)

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-008) (for internal use only) (as may be amended or up-dated from time to time)

					August 18, 2022	785907936 - 20220818 0906 5064 5615

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, LCD displays and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (reference no. 0033709-007) (for internal use only) (as may be amended or up-dated from time to time)

					June 16, 2022	784055277 - 20220616 1626 5064 0831

Matthews Equipment Limited	Ontario	PPSA	RICOH Canada Inc.

Equipment

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, and software manufactured, distributed, or sold by RICOH Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of

					March 14, 2022	781080327 - 20220314 1337 1901 8519

the collateral. (reference no. 050-0033709-006) (for internal use only) (as may be amended or up-dated from time to time)

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Ontario	PPSA	Bank of America, N.A., as Agent	Inventory, Equipment, Accounts, Other, Motor Vehicles	July 12, 2019	753303762 – 20190712 1416 1590 0965 as renewed by 20220627 1731 1590 8965

Matthews Equipment Limited	Ontario	PPSA	Bank of America, N.A., as Agent	Inventory, Equipment, Accounts, Other, Motor Vehicles	June 20, 2016	717812919 - 20160620 1217 1590 1151 as amended by 20190731 1536 1590 2280 as renewed by 20190731 1731 1590 2325 as renewed by 20220627 1731 1590 8966

Matthews Equipment Limited	Alberta	PPSA	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT	All of the Debtor’s present and after-acquired personal property	May 28, 2025	25052829459

Matthews Equipment Limited	Alberta	PPSA	JPMORGAN CHASE BANK, N.A., AS AGENT	All of the Debtor’s present and after-acquired personal property	May 28, 2025	25052829384

Matthews Equipment Limited	Alberta	PPSA	Bank of America, N.A., as Agent	All present and after-acquired personal property of the Debtor.	June 21, 2016	16062105098 As amended by 19073127949 As renewed by 22062720173

Matthews Equipment Limited	Alberta	PPSA	Bank of America, N.A., as Agent	All of the Debtor’s present and after-acquired personal property.	July 12, 2019	19071207081 As renewed by 22062720212

Matthews Equipment Limited	Alberta	PPSA	Ricoh Canada Inc.	All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, and software manufactured, distributed, or sold by Ricoh Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and “all proceeds in any form derived directly or indirectly	May 25, 2021	21052533795

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral.

(Reference No. 050-0033709-003) (for internal use only) (as may be amended or updated from time to time)

Matthews Equipment Limited	Alberta	PPSA	Ricoh Canada Inc.

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, and software manufactured, distributed, or sold by Ricoh Canada Inc.

The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and “all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral.

(Reference No. 050-0033709-008) (for internal use only) (as may be amended or updated from time to time)

					August 25, 2022	22082516480

Matthews Equipment Limited O/A	Alberta	PPSA	Ryder Truck Rental Canada Ltd	Serial Number Goods: 3AKJHLDR1PDUF1399 2023 FRTL PT126064S T MV - Motor Vehicle	November 21, 2022	22112120815

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited O/A	Alberta	PPSA	Ryder Truck Rental Canada Ltd	Serial Number Goods: 3AKJHLDR4PDUF1400 2023 FRTL PT126064S T MV - Motor Vehicle	November 21, 2022	22112120887

Matthews Equipment Limited O/A	Alberta	PPSA	Ryder Truck Rental Canada Ltd	Serial Number Goods: 3AKJHLDRXPDUF1403 2023 FRTL PT126064S T MV - Motor Vehicle	November 21, 2022	22112121133

Matthews Equipment Limited O/A Herc Rentals Herc Rentals	Alberta	PPSA	Cropac Equipment Inc.	2015 Taylor Model 650L SN 39892 Serial Number Goods: 39892 2015 Taylor/650L MV - Motor Vehicle	August 22, 2023	23082230031 As renewed by 24081924153

Matthews Equipment Limited O/A	Alberta	PPSA	Ryder Truck Rental Canada Ltd	Serial Number Goods: 3AKJHLDR4RDVE6526 2024 FRTL PT126064S T MV - Motor Vehicle	October 20, 2023	23102027339

Matthews Equipment Limited O/A	Alberta	PPSA	Ryder Truck Rental Canada Ltd	Serial Number Goods: 3AKJHLDR6RDVE6527 2024 FRTL PT126064S T MV - Motor Vehicle	October 20, 2023	23102027424

Matthews Equipment Limited	Alberta	PPSA	Ricoh Canada Inc.	All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, lcd displays and software manufactured, distributed, or sold by Ricoh Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral.(reference no. 0033709-014) (for internal use only) (as may be amended or up-dated from time to time)	November 17, 2023	23111718706

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Alberta	PPSA	Ricoh Canada Inc.

All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, and software manufactured, distributed, or sold by Ricoh Canada Inc.

The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral.

(Reference no. 050-0033709-015) (for internal use only) (as may be amended or up-dated from time to time)

					January 5, 2024	24010523488

Matthews Equipment Limited O/A	Alberta	PPSA	Wajax Limited	Serial Number Goods: A380V14263W 2022 MHSTE H50XT MV - Motor Vehicle	June 4, 2024	24060430962

Matthews Equipment Limited	Alberta	PPSA	Wajax Limited	Serial Number Goods: LT3578 2023 MLIFK LK10M42 MV - Motor Vehicle	July 23, 2024	24072329224

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Alberta	PPSA	Ricoh Canada Inc.	All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, lcd displays and software manufactured, distributed, or sold by Ricoh Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (Reference no. 0033709-020) (for internal use only) (as may be amended or up-dated from time to time)	July 13, 2024	24073132355

Matthews Equipment Limited Herc Rentals of Canada	Alberta	PPSA	Strongco Limited Partnership	Serial Number Goods: VCES115BL0S237137 2023 Volvo SD115B MV - Motor Vehicle	August 16, 2024	24081618189

Matthews Equipment Limited Herc Rentals of Canada	Alberta	PPSA	Strongco Limited Partnership	Serial Number Goods: VCES115BH0S237138 2023 VOLVO SD115B MV - Motor Vehicle	August 16, 2024	24081619088

Matthews Equipment Limited	Alberta	PPSA	Ricoh Canada Inc.	All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, and software manufactured, distributed, or sold by Ricoh Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly	September 23, 2024	24092331872

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral.

(Reference no. 050-0033709-022) (for internal use only) (as may be amended or up-dated from time to time)

Matthews Equipment Limited	Alberta	PPSA	Ricoh Canada Inc.	All goods which are photocopiers, multifunction devices, printers, production printers, fax machines, projectors, video conferencing, interactive whiteboards, servers, storage, networking equipment, switches, routers, computers, lcd displays and software manufactured, distributed, or sold by Ricoh Canada Inc. The goods described herein together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all proceeds in any form derived directly or indirectly from any dealing with the collateral or proceeds thereof, and without limitation, money, cheques, deposits in deposit-taking institutions, goods, accounts receivable, rents or other payments arising from the lease of the collateral, chattel paper, instruments, intangibles, documents of title, securities, and rights of insurance payments or any other payments as indemnity or compensation for loss or damage to the collateral or proceeds of the collateral. (Reference no. 0033709-021) (for internal use only) (as may be amended or up-dated from time to time)	September 26, 2024	24092628432

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	Alberta	PPSA	Wajax Limited	Serial Number Goods: A7S1A05241W 2022 Myalt GP050UX MV - Motor Vehicle	October 15, 2024	24101516589

Matthews Equipment Limited O/A Herc Rentals	Alberta	PPSA	Cropac Equipment Inc.	2023 Magni Telehandler Model HTH 10.10 Serial Number Goods: 10069 2023 Magni HTH 10.10 MV - Motor Vehicle	February 25, 2026	25022506358

Matthews Equipment Limited O/A Herc Rentals	Alberta	PPSA	Cropac Equipment Inc.	2024 Magni Telehandler Model TH4, 5.19 SN 11569. Serial Number Goods: 11569 2024 Magni TH4, 5.19 MV - Motor Vehicle	February 28, 2026	25022803863

Matthews Equipment Limited	Alberta	PPSA	Western Materials Handling & Equipment Ltd.	Forklift-13542RT Serial Number Goods: 4485 2020 Loadlifter-LLL10000 MV - Motor Vehicle	March 11, 2025	25031137575

Matthews Equipment Limited	British Columbia	PPSA	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT	All of the Debtor’s present and after-acquired personal property.	May 28, 2025	269161R

Matthews Equipment Limited	British Columbia	PPSA	JPMORGAN CHASE BANK, N.A., AS AGENT	All of the Debtor’s present and after-acquired personal property.	May 28, 2025	269159R

Matthews Equipment Limited	British Columbia	PPSA	Bank of America, N.A., as Agent	All of the debtor’s present and after-acquired personal property.	June 21, 2016	363588J

Matthews Equipment Limited	British Columbia	PPSA	Bank of America, N.A., as Agent	All of the debtor’s present and after-acquired personal property.	June 21, 2016	363593J

Matthews Equipment Limited	British Columbia	PPSA	Bank of America, N.A., as Agent	All of the debtor’s present and after-acquired personal property.	July 12, 2019	632086L

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number
Matthews Equipment Limited	British Columbia	PPSA	Ricoh Canada Inc.	ALL GOODS WHICH ARE PHOTOCOPIERS, MULTIFUNCTION DEVICES, PRINTERS, PRODUCTION PRINTERS, FAX MACHINES, PROJECTORS, VIDEO CONFERENCING, INTERACTIVE WHITEBOARDS, SERVERS, AND SOFTWARE MANUFACTURED, DISTRIBUTED, OR SOLD BY RICOH CANADA INC. THE GOODS DESCRIBED HEREIN TOGETHER WITH ALL ATTACHMENTS, ACCESSORIES, ACCESSIONS, REPLACEMENTS, SUBSTITUTIONS, ADDITIONS AND IMPROVEMENTS THERETO, AND \ALL PROCEEDS IN ANY FORM DERIVED DIRECTLY OR INDIRECTLY FROM ANY DEALING WITH THE COLLATERAL OR PROCEEDS THEREOF, AND WITHOUT LIMITATION, MONEY, CHEQUES, DEPOSITS IN DEPOSIT-TAKING INSTITUTIONS, GOODS, ACCOUNTS RECEIVABLE, RENTS OR OTHER PAYMENTS ARISING FROM THE LEASE OF THE ,COLLATERAL, CHATTEL PAPER, INSTRUMENTS, INTANGIBLES, DOCUMENTS OF TITLE, SECURITIES, AND RIGHTS OF INSURANCE PAYMENTS OR ANY OTHER PAYMENTS AS INDEMNITY OR COMPENSATION FOR LOSS OR DAMAGE TO THE COLLATERAL OR PROCEEDS OF THE COLLATERAL. (REFERENCE NO. 050-0033709-003) (FOR INTERNAL USE ONLY) (AS MAY BE AMENDED OR UPDATED ,FROM TIME TO TIME)	May 25, 2021	991812M

Matthews Equipment Limited	British Columbia	PPSA	Ricoh Canada Inc.	ALL GOODS WHICH ARE PHOTOCOPIERS, MULTIFUNCTION DEVICES, PRINTERS, PRODUCTION PRINTERS, FAX MACHINES, PROJECTORS, VIDEO CONFERENCING, INTERACTIVE WHITEBOARDS, SERVERS, AND SOFTWARE MANUFACTURED, DISTRIBUTED, OR SOLD BY RICOH CANADA INC. THE GOODS DESCRIBED HEREIN TOGETHER WITH ALL ATTACHMENTS, ACCESSORIES, ACCESSIONS, REPLACEMENTS, SUBSTITUTIONS, ADDITIONS AND IMPROVEMENTS THERETO, AND “ALL PROCEEDS IN	August 25, 2022	941050N

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

ANY FORM DERIVED DIRECTLY OR INDIRECTLY FROM ANY DEALING WITH THE COLLATERAL OR PROCEEDS THEREOF, AND WITHOUT LIMITATION, MONEY, CHEQUES, DEPOSITS IN DEPOSIT-TAKING INSTITUTIONS, GOODS, ACCOUNTS RECEIVABLE, RENTS OR OTHER PAYMENTS ARISING FROM THE LEASE OF THE COLLATERAL, CHATTEL PAPER, INSTRUMENTS, INTANGIBLES, DOCUMENTS OF TITLE, SECURITIES, AND RIGHTS OF INSURANCE PAYMENTS OR ANY OTHER PAYMENTS AS INDEMNITY OR COMPENSATION FOR LOSS OR DAMAGE TO THE COLLATERAL OR PROCEEDS OF THE COLLATERAL. (REFERENCE NO. 050-0033709-008) (FOR INTERNAL USE ONLY) (AS MAY BE AMENDED OR UPDATED FROM TIME TO TIME)

Matthews Equipment Limited	British Columbia	PPSA	Ricoh Canada Inc.	ALL GOODS WHICH ARE PHOTOCOPIERS, MULTIFUNCTION DEVICES, PRINTERS, PRODUCTION PRINTERS, FAX MACHINES, PROJECTORS, VIDEO CONFERENCING, INTERACTIVE WHITEBOARDS, SERVERS, AND SOFTWARE MANUFACTURED, DISTRIBUTED, OR SOLD BY RICOH CANADA INC. THE GOODS DESCRIBED HEREIN TOGETHER WITH ALL ATTACHMENTS, ACCESSORIES, ACCESSIONS, REPLACEMENTS, SUBSTITUTIONS, ADDITIONS AND IMPROVEMENTS THERETO, AND “ALL PROCEEDS IN ANY FORM DERIVED DIRECTLY OR INDIRECTLY FROM ANY DEALING WITH THE COLLATERAL OR PROCEEDS THEREOF, AND WITHOUT LIMITATION, MONEY, CHEQUES, DEPOSITS IN DEPOSIT-TAKING INSTITUTIONS, GOODS, ACCOUNTS RECEIVABLE, RENTS OR OTHER PAYMENTS ARISING FROM THE LEASE OF THE COLLATERAL,	November 10, 2022	192650P

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

CHATTEL PAPER, INSTRUMENTS, INTANGIBLES, DOCUMENTS OF TITLE, SECURITIES, AND RIGHTS OF INSURANCE PAYMENTS OR ANY OTHER PAYMENTS AS INDEMNITY OR COMPENSATION FOR LOSS OR DAMAGE TO THE COLLATERAL OR PROCEEDS OF THE COLLATERAL. (REFERENCE NO. 050-0033709-010) (FOR INTERNAL USE ONLY) (AS MAY BE AMENDED OR UPDATED FROM TIME TO TIME)

Matthews Equipment Limited	British Columbia	PPSA	Ricoh Canada Inc.	ALL GOODS WHICH ARE PHOTOCOPIERS, MULTIFUNCTION DEVICES, PRINTERS, PRODUCTION PRINTERS, FAX MACHINES, PROJECTORS, VIDEO CONFERENCING, INTERACTIVE WHITEBOARDS, SERVERS, STORAGE, NETWORKING EQUIPMENT, SWITCHES, ROUTERS, COMPUTERS, LCD DISPLAYS AND SOFTWARE MANUFACTURED, DISTRIBUTED, OR SOLD BY RICOH CANADA INC. THE GOODS DESCRIBED HEREIN TOGETHER WITH ALL ATTACHMENTS, ACCESSORIES, ACCESSIONS, REPLACEMENTS, SUBSTITUTIONS, ADDITIONS AND IMPROVEMENTS THERETO, AND ALL PROCEEDS IN ANY FORM DERIVED DIRECTLY OR INDIRECTLY FROM ANY DEALING WITH THE COLLATERAL OR PROCEEDS THEREOF, AND WITHOUT LIMITATION, MONEY, CHEQUES, DEPOSITS IN DEPOSIT-TAKING INSTITUTIONS, GOODS, ACCOUNTS RECEIVABLE, RENTS OR OTHER PAYMENTS ARISING FROM THE LEASE OF THE COLLATERAL, CHATTEL PAPER, INSTRUMENTS, INTANGIBLES, DOCUMENTS OF TITLE, SECURITIES, AND RIGHTS OF INSURANCE PAYMENTS OR ANY OTHER PAYMENTS AS INDEMNITY OR COMPENSATION FOR LOSS OR DAMAGE TO THE COLLATERAL OR PROCEEDS OF THE COLLATERAL. (REFERENCE NO. 0033709-011) (FOR INTERNAL USE ONLY) (AS MAY BE AMENDED OR UP-DATED FROM TIME TO TIME)	December 21, 2022	265105P

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

Matthews Equipment Limited	Manitoba	PPSA	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT	The Security interest is taken in all of the debtor’s present and after-acquired personal property.	May 28, 2025	202509357104

Matthews Equipment Limited	Manitoba	PPSA	JPMORGAN CHASE BANK, N.A., AS AGENT	The Security interest is taken in all of the debtor’s present and after-acquired personal property.	May 28, 2025	202509354202

Matthews Equipment Limited	Manitoba	PPSA	Ricoh Canada Inc.

ALL GOODS WHICH ARE PHOTOCOPIERS, MULTIFUNCTION DEVICES, PRINTERS, PRODUCTION PRINTERS, FAX MACHINES, PROJECTORS, VIDEO CONFERENCING, INTERACTIVE WHITEBOARDS, SERVERS, AND SOFTWARE MANUFACTURED, DISTRIBUTED, OR SOLD BY RICOH CANADA INC.

THE GOODS DESCRIBED HEREIN TOGETHER WITH ALL ATTACHMENTS, ACCESSORIES, ACCESSIONS, REPLACEMENTS, SUBSTITUTIONS, ADDITIONS AND IMPROVEMENTS THERETO, AND “ALL PROCEEDS IN ANY FORM DERIVED DIRECTLY OR INDIRECTLY FROM ANY DEALING WITH THE COLLATERAL OR PROCEEDS THEREOF, AND WITHOUT LIMITATION, MONEY, CHEQUES, DEPOSITS IN DEPOSIT-TAKING INSTITUTIONS, GOODS, ACCOUNTS RECEIVABLE, RENTS OR OTHER PAYMENTS ARISING FROM THE LEASE OF THE COLLATERAL, CHATTEL PAPER, INSTRUMENTS, INTANGIBLES, DOCUMENTS OF TITLE, SECURITIES, AND RIGHTS OF INSURANCE PAYMENTS OR ANY OTHER PAYMENTS AS INDEMNITY OR COMPENSATION FOR LOSS OR DAMAGE TO THE COLLATERAL OR PROCEEDS OF THE COLLATERAL.

(REFERENCE NO. 050-0033709-003) (FOR INTERNAL USE ONLY) (AS MAY BE AMENDED OR UPDATED FROM TIME TO TIME)

					May 25, 2021	202109227406

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

Matthews Equipment Limited	Manitoba	PPSA	Bank of America, N.A., as Agent	*The security interest is taken in all of the debtor’s present and after-acquired personal property.	July 12, 2019	201911791205

Matthews Equipment Limited	Manitoba	PPSA	Bank of America, N.A., as Agent	*The security interest is taken in all of the debtor’s present and after-acquired personal property.	June 21, 2016	201611531503

Matthews Equipment Limited	Manitoba	PPSA	Bank of America, N.A., as Agent	*The security interest is taken in all of the debtor’s present and after-acquired personal property.	June 21, 2016	201611530701

Matthews Equipment Limited	Saskatchewan	PPSA	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT	ALL OF THE DEBTOR’S PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY.	May 28, 2025	302696251

Matthews Equipment Limited	Saskatchewan	PPSA	JPMORGAN CHASE BANK, N.A., AS AGENT	ALL OF THE DEBTOR’S PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY.	May 28, 2025	302696235

Matthews Equipment Limited	Saskatchewan	PPSA	Bank of America, N.A., as Agent	All of each Debtor’s present and after-acquired personal property.	June 21, 2016	301496379

Matthews Equipment Limited	Saskatchewan	PPSA	Ricoh Canada Inc.	ALL GOODS WHICH ARE PHOTOCOPIERS, MULTIFUNCTION DEVICES, PRINTERS, PRODUCTION PRINTERS, FAX MACHINES, PROJECTORS, VIDEO CONFERENCING, INTERACTIVE WHITEBOARDS, SERVERS, AND SOFTWARE MANUFACTURED, DISTRIBUTED, OR SOLD BY RICOH CANADA INC. THE GOODS DESCRIBED HEREIN TOGETHER WITH ALL ATTACHMENTS, ACCESSORIES, ACCESSIONS, REPLACEMENTS, SUBSTITUTIONS, ADDITIONS AND IMPROVEMENTS THERETO, AND “ALL PROCEEDS IN ANY FORM DERIVED DIRECTLY OR INDIRECTLY FROM ANY DEALING WITH THE COLLATERAL OR PROCEEDS THEREOF, AND WITHOUT LIMITATION, MONEY, CHEQUES, DEPOSITS IN DEPOSIT-TAKING INSTITUTIONS, GOODS, ACCOUNTS RECEIVABLE, RENTS OR OTHER PAYMENTS ARISING FROM	May 25, 2021	302170934

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

				THE LEASE OF THE COLLATERAL, CHATTEL PAPER, INSTRUMENTS, INTANGIBLES, DOCUMENTS OF TITLE, SECURITIES, AND RIGHTS OF INSURANCE PAYMENTS OR ANY OTHER PAYMENTS AS INDEMNITY OR COMPENSATION FOR LOSS OR DAMAGE TO THE COLLATERAL OR PROCEEDS OF THE COLLATERAL. (REFERENCE NO. 050-0033709-003) (FOR INTERNAL USE ONLY) (AS MAY BE AMENDED OR UPDATED FROM TIME TO TIME)

Matthews Equipment Limited	Saskatchewan	PPSA	Ricoh Canada Inc.	ALL GOODS WHICH ARE PHOTOCOPIERS, MULTIFUNCTION DEVICES, PRINTERS, PRODUCTION PRINTERS, FAX MACHINES, PROJECTORS, VIDEO CONFERENCING, INTERACTIVE WHITEBOARDS, SERVERS, AND SOFTWARE MANUFACTURED, DISTRIBUTED, OR SOLD BY RICOH CANADA INC. THE GOODS DESCRIBED HEREIN TOGETHER WITH ALL ATTACHMENTS, ACCESSORIES, ACCESSIONS, REPLACEMENTS, SUBSTITUTIONS, ADDITIONS AND IMPROVEMENTS THERETO, AND “ALL PROCEEDS IN ANY FORM DERIVED DIRECTLY ORINDIRECTLY FROM ANY DEALING WITH THE COLLATERAL OR PROCEEDS THEREOF, AND WITHOUT LIMITATION, MONEY, CHEQUES, DEPOSITS IN DEPOSIT-TAKING INSTITUTIONS, GOODS, ACCOUNTS RECEIVABLE, RENTS OR OTHER PAYMENTS ARISING FROM THE LEASE OF THE COLLATERAL, CHATTEL PAPER, INSTRUMENTS, INTANGIBLES, DOCUMENTS OF TITLE, SECURITIES, AND RIGHTS OF INSURANCE PAYMENTS OR ANY OTHER PAYMENTS AS INDEMNITY OR COMPENSATION FOR LOSS OR DAMAGE TO THE COLLATERAL OR PROCEEDS OF THE COLLATERAL. (REFERENCE NO. 050-0033709-015) (FOR INTERNAL USE ONLY) (AS MAY BE AMENDED OR UPDATED FROM TIME TO TIME)	January 05, 2024	302504107

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

Matthews Equipment Limited	Saskatchewan	PPSA	Ricoh Canada Inc.	ALL GOODS WHICH ARE PHOTOCOPIERS, MULTIFUNCTION DEVICES, PRINTERS, PRODUCTION PRINTERS, FAX MACHINES, PROJECTORS, VIDEO CONFERENCING, INTERACTIVE WHITEBOARDS, SERVERS, AND SOFTWARE MANUFACTURED, DISTRIBUTED, OR SOLD BY RICOH CANADA INC. THE GOODS DESCRIBED HEREIN TOGETHER WITH ALL ATTACHMENTS, ACCESSORIES, ACCESSIONS, REPLACEMENTS, SUBSTITUTIONS, ADDITIONS AND IMPROVEMENTS THERETO, AND “ALL PROCEEDS IN ANY FORM DERIVED DIRECTLY OR INDIRECTLY FROM ANY DEALING WITH THE COLLATERAL OR PROCEEDS THEREOF, AND WITHOUT LIMITATION, MONEY, CHEQUES, DEPOSITS IN DEPOSIT-TAKING INSTITUTIONS, GOODS, ACCOUNTS RECEIVABLE, RENTS OR OTHER PAYMENTS ARISING FROM THE LEASE OF THE COLLATERAL, CHATTEL PAPER, INSTRUMENTS, INTANGIBLES, DOCUMENTS OF TITLE, SECURITIES, AND RIGHTS OF INSURANCE PAYMENTS OR ANY OTHER PAYMENTS AS INDEMNITY OR COMPENSATION FOR LOSS OR DAMAGE TO THE COLLATERAL OR PROCEEDS OF THE COLLATERAL. (REFERENCE NO. 050-0033709-022) (FOR INTERNAL USE ONLY) (AS MAY BE AMENDED OR UPDATED FROM TIME TO TIME	September 23, 2024	302601646

Matthews Equipment Limited	Saskatchewan	PPSA	Bank of America, N.A., as Agent	All of the Debtor’s present and after-acquired personal property.	July 15, 2019	301926887

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

All Trade Rentals Inc. (predecessor name of Matthews Equipment Limited)	Ontario	PPSA	JLG Industries, Inc. and JLG Equipment Services, Inc.

Collateral Classification I, E

General Collateral

1. EQUIPMENT AND INVENTORY LEASED, RENTED, SOLD, CONSIGNED OR OTHERWISE CONVEYED OR ENTRUSTED BY SECURED PARTY OR ITS AFFILIATES (COLLECTIVELY, THE “JLG PARTIES”) TO DEBTOR FOR WHICH PAYMENT IN FULL HAS NOT BEEN RECEIVED BY THE JLG PARTIES.

2. REPOSSESSIONS, RETURNS, PROPERTY RECEIVED IN TRADE OR EXCHANGE, HOLDBACKS, REBATES, DISCOUNTS, ATTACHMENTS, SPARE OR REPAIR PARTS, IMPROVEMENTS, ACCESSORIES, APPURTENANCES, ACCESSIONS AND REPLACEMENTS FOR OR TO THE EQUIPMEN’I’ AND INVENTORY DESCRIBED IN PARAGRAPH 1.

3. DEBTOR’S ACCOUNTS, CONTRACT RIGHTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES AND INSTRUMENTS ARISING FROM THE LEASE, RENTAL, SALE OR OTHER DISPOSITION OF THE PROPERTY DESCRIBED IN PARAGRAPHS 1 AND 2, ABOVE.

4. LEASE OR RENTAL PAYMENTS, OTHER PAYMENTS, AND OTHER PROCEEDS (INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS) ARISING UNDER OR IN RESPECT OF ANY LEASE, RENTAL, SALE OR OTHER DISPOSITION BY DEBTOR OF THE PROPERTY DESCRIBED IN PARAGRAPHS 1, 2 AND 3, ABOVE ONE OR MORE OF THE JLG PARTIES MAY FROM TJ.ME TO TIME LEASE EQUIPMENT OR INVENTORY TO DEBTOR ON TERMS INTENDED, BY MUTUAL AGREEMENT AND

					June 13, 2016	717596262 20160613 1225 1902 6727

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

ACKNOWLEDGEMENT BETWEEN THE PARTIES TO SUCH TRANSACTIONS, TO CONSTITOTE A TRUE L’E ASE. WITH RESPECT TO ANY SUCH TRANSACTION, THIS FINANCING STATEMENT IS BEING FILED BY THE DEBTOR AND THE SECURED PARTY ONLY AS A PRECAUTION TO GIVE ACTUAL NOTICE OF THE TRANSACTION TO CREDITORS OF THE DEBTOR.

Herc Rentals Trucking (Alberta) Limited

Debtor	Jurisdiction	Type of filing found	Secured Party	Collateral (or other description)	Original File Date	Original File Number

HERC Rentals Trucking (Alberta) Limited	Alberta	PPSA	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT	All of the Debtor’s present and after-acquired personal property.	May 28, 2025	25052829598

HERC Rentals Trucking (Alberta) Limited	Alberta	PPSA	JPMORGAN CHASE BANK, N.A., AS AGENT	All of the Debtor’s present and after-acquired personal property.	May 28, 2025	25052829429

HERC Rentals Trucking (Alberta) Limited	Alberta	PPSA	Bank of America, N.A., As Collateral Agent	All present and future assets of the debtor, wherever located, together with all proceeds and products thereof.	April 13, 2021	21041323767 As renewed by 22062720233

HERC Rentals Trucking (Alberta) Limited	Alberta	PPSA	Bank of America, N.A., As Agent	All of the Debtor’s present and after-acquired personal property.	June 23, 2022	22062326267

HERC Rentals Trucking (Alberta) Limited	Ontario	PPSA	WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT	Inventory, Equipment, Accounts, Other, Motor Vehicles	May 28, 2025	516689559 - 20250528 1222 1590 2147

HERC Rentals Trucking (Alberta) Limited	Ontario	PPSA	JPMORGAN CHASE BANK, N.A., AS AGENT	Inventory, Equipment, Accounts, Other, Motor Vehicles	May 28, 2025	516688677 - 20250528 1156 1590 2132

HERC Rentals Trucking (Alberta) Limited	Ontario	PPSA	Bank of America, N.A., as Agent	Inventory, Equipment, Accounts, Other, Motor Vehicles	June 23, 2022	784273302 - 20220623 1607 1590 8557

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

UCC Filings

Granting Party	Jurisdiction	Filing Office	Type of Filing

Matthews Equipment Limited	Washington, D.C.	Secretary of State	Form UCC-1

Herc Rentals Trucking (Alberta) Limited	Washington, D.C.	Secretary of State	Form UCC-1

Schedule 3

to Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 3: Intellectual Property Filings

Patents:

Nil.

Trademarks:

Granting Party	Trademark	Registration No./Application No.	Date of Registration

Matthews Equipment Limited	CERTIFIED RENTALS LTD.; DESIGN	Reg. No: TMA294302 App. No.: 0506310	August 24, 1984

Matthews Equipment Limited	IT’S CERTIFIED; DESIGN	Reg. No.: TMA294301 App. No.: 0506309	August 24, 1984

Matthews Equipment Limited	MATTHEWS	Reg. No.: TMA706532 App. No.: 1139742	February 5, 2008

Copyrights:

Nil.

Industrial Designs:

Nil.

Schedule 4

to Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 4: Jurisdiction of Organization, Certain Addresses and Locations of Collateral

Granting Party	Jurisdiction of Organization	Address of Chief Executive Office	Address of Registered Office	Locations of Collateral

Matthews Equipment Limited	Ontario	35 Claireville Drive Etobicoke, ON M9W 5Z7	35 Claireville Drive Etobicoke, ON M9W 5Z7	Alberta British Columbia Manitoba Ontario Saskatchewan

Herc Rentals Trucking (Alberta) Limited	Alberta	35 Claireville Drive Etobicoke, ON M9W 5Z7	1700, 421 - 7th Avenue SW Calgary, Alberta T2P 4K9	Alberta Ontario

Schedule 5

to Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 5: Intellectual Property

Patents and Patent Licenses:

Nil.

Trademarks and Trademark Licenses:

Granting Party	Trademark	Registration No./Application No.	Date of Registration
Matthews Equipment Limited	CERTIFIED RENTALS LTD.; DESIGN	Reg. No: TMA294302 App. No.: 0506310	August 24, 1984

Matthews Equipment Limited	IT’S CERTIFIED; DESIGN	Reg. No.: TMA294301 App. No.: 0506309	August 24, 1984

Matthews Equipment Limited	MATTHEWS	Reg. No.: TMA706532 App. No.: 1139742	February 5, 2008

Copyrights and Copyright Licenses:

Nil.

Industrial Designs and Industrial Design Licenses:

Nil.

Schedule 6

to Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 6: Contracts

Nil.

Annex 1 to

Amended and Restated Canadian Guarantee and Collateral Agreement

[FORM OF]

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of _____________, 20__ , made by, a __________________, a ______________ (the “Additional Granting Party”), in favour of JPMORGAN CHASE BANK, N.A., as agent (in such capacity, the “Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Amended and Restated Canadian Guarantee and Collateral Agreement). All capitalized terms not defined herein shall have the meaning ascribed to them in the Amended and Restated Canadian Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Herc Holdings Inc., a Delaware corporation (together with its successors and assigns, “Holdings”), the U.S. Subsidiary Borrowers from time to time party thereto (together with Holdings, the “U.S. Borrowers”), Matthews Equipment Limited (the “Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers”), the Agent, and the other parties party thereto are parties to an Amended and Restated Credit Agreement, dated as of June 2, 2025 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Canadian Borrower and certain Subsidiaries of the Canadian Borrower are, or are to become, parties to the Amended and Restated Canadian Guarantee and Collateral Agreement, dated as of June 2, 2025 (as amended, supplemented, waived or otherwise modified from time to time, the “Canadian Guarantee and Collateral Agreement”), in favour of the Agent, for the benefit of the Secured Parties;

WHEREAS, the Additional Granting Party is a member of an affiliated group of companies that includes Holdings and each Grantor; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Granting Parties (including the Additional Granting Party) in connection with the operation of their respective businesses; and the Borrowers and the other Granting Parties (including the Additional Granting Party) are engaged in related businesses, and each such Grantor (including the Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Credit Agreement requires the Additional Granting Party to become a party to the Canadian Guarantee and Collateral Agreement; and

WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Canadian Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Canadian Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Granting Party, as provided in Section 9.15 of the Canadian Guarantee and Collateral Agreement, hereby becomes a party to the Canadian Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor]1 and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor]2 thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules to the Canadian Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor],3 contained in Section 4 of the Canadian Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Granting Party hereby grants, as and to the same extent as provided in the Canadian Guarantee and Collateral Agreement, to the Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in Section 3.1 of the Canadian Guarantee and Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the Canadian Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in Section 3.3 of the Canadian Guarantee and Collateral Agreement].

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[1]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.
[2]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.
[3]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTING PARTY]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

Annex 1-A to

Assumption Agreement

Supplement to

Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 1

Supplement to

Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 2

Supplement to

Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 3

Supplement to

Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 4

Supplement to

Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 5

Supplement to

Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 6

Supplement to

Amended and Restated Canadian Guarantee and Collateral Agreement

Schedule 7